                                 Annual Report
                                March 31, 2000

                                  Legg Mason
                                  Investors
                                  Trust, Inc.


                               American Leading
                                Companies Trust

                                Balanced Trust

                                U.S. Small-Cap
                                  Value Trust

                              Financial Services
                                     Fund

                              Primary Class and
                                    Class A

                            [LEGG MASON FUNDS LOGO]

                           The Art of Investing/SM/

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's annual report for the Primary Class of the American Leading Companies Trust, the Balanced Trust and the U.S. Small-Capitalization Value Trust, and for the Primary Class and Class A of the Financial Services Fund.

  The following table summarizes key statistics for the Primary Class of shares of each Fund, as of March 31, 2000:

                                                3-Month         12-Month
                                            Total Return/1/  Total Return/1/
                                            ---------------  ---------------
American Leading Companies Trust                 -2.30%         -6.65%
Balanced Trust                                   +3.30%         +4.53%
U.S. Small-Capitalization Value Trust            -6.29%         -1.06%
Financial Services Fund
 Primary Class                                   -2.44%         -7.65%
 Class A                                         -2.21%         -6.83%

S&P 500 Stock Composite Index                    +2.29%        +17.94%
Lehman Brothers Intermediate Government/
 Corporate Bond Index                            +1.50%         +2.09%
Lipper Balanced Fund Index/2/                    +2.98%        +10.45%
Russell 2000 Index                               +7.08%        +37.29%
Lipper Financial Services Fund Index/3/           +.20%         -5.39%

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

  Ernst & Young LLP, independent auditors for the Funds, has completed its annual audit, and audited financial statements for the fiscal year ended March 31, 2000, are included in this report.


-----------------
/1/Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
/2/The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.
/3/The Lipper Financial Services Fund Index is composed of approximately 10 funds whose primary objective is to invest 65% of their portfolios in equity securities of companies engaged in providing financial services.

  We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.


                                  Sincerely,

                                  /s/ Edward A. Taber, III
                                  ------------------------
                                  Edward A. Taber, III
                                  President


April 26, 2000

Portfolio Managers' Comments
American Leading Companies Trust

Market Commentary

  Webster's College Dictionary defines "mania" as "(1) excessive excitement or enthusiasm; a craze; (2) a pathological state characterized by euphoric mood, excessive activity and impaired judgment." We believe the market environment in the first three months of 2000, and for much of the last year, exhibited all the characteristics of a "mania" for nearly anything related to technology, telecommunications and the Internet. "Excessive enthusiasm," "euphoric mood" and "impaired judgment" have all been in evidence, in our opinion. The market also exhibited schizophrenic behavior patterns as well, since there seemed to be no price too high to pay for beneficiaries of the "new economy" and no price low enough to invite interest in participants in the "old economy."

  Ed Kerschner, Paine Webber's chief market strategist, highlights the disparity in valuation between "old" and "new" economy stocks in a recent piece entitled "New Economy: Yes, New Metrics: No" (March 12, 2000). In his commentary, Kerschner measures the valuation of three groups of stocks: (1) "Old Old Industrials": twenty companies from "smokestack" America, representing such industries as paper, chemicals, metals, machinery and autos; (2) "Old New Industrials": the twenty largest tech stocks in the S&P 500 that have been public for at least five years; and (3) "New New Industrials": the twenty largest tech stocks in the NASDAQ Composite, not in the S&P 500, and public for less than five years. As of the date of his report, the "old old industrials" traded at a price-to-earnings ratio (P/E) of 11x, while the "old new industrials" traded at 54x, and the "new new industrials" traded at infinity, since they have no earnings. In terms of sales, the "old old" traded at 0.6 times sales; the "old new" at 7.3x, and the "new new" at 85.7x.

  The level of optimism built into the pricing of the "new new" industrials is really quite staggering. Their prices are impossible to justify on any rational economic basis. And yet, despite their otherworldly valuation levels, this group of twenty stocks was up an average of 37% in the first three months of 2000, compared to a 16.8% gain in the "old new" industrial group and a 13.1% decline in the "old old" industrial stocks. These trends were evident in the broader market indexes in the quarter as well. The predominantly "new new" NASDAQ 100 Index was up 18.6% in the quarter, while the predominantly "old new" S&P 500 Index was up 2.3%, and the predominantly "old old" Dow Jones Industrials was down 4.7%.

  As we indicated in our last letter to shareholders and amplified above, the market environment in the last twelve months was clearly a case of haves and have nots. Portfolios overweighted in technology generally did well, while those that were underweighted in tech struggled. The environment was also unusual in the extent to which it rewarded aggressive behavior and punished conservative behavior. As evidence, we cite the following statistics. For the 12 months ended March 31, 2000, the 102 stocks in the S&P 500 that pay no dividend were up an average of 82.7%. The 398 stocks that pay dividends were up 1.1% on average. In even starker contrast, the 196 companies in the S&P 500 with a yield of 1% or less were up 63.4% on average, while those companies with a yield of more than 1% were down 11.7%. Clearly dividends, which have accounted for more than 40% of the total return of common stocks over the last 74 years, were an afterthought in the last 12 months. Even earnings seemed to be of relatively limited interest last year. According to Merrill Lynch market strategist Bob Farrell, from June 1999 through year end, stocks selling for more than $10 with no earnings were up an average of 115%, while those with earnings were up 14%.

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Portfolio Managers' Comments -- Continued
American Leading Companies Trust -- Continued

  In summary, the winning strategy in the last twelve months was to be as aggressive as possible, focusing on high P/E, non-dividend-paying technology stocks. The more tech you owned, the better off you were. If you were underweight in technology, you were dead. Recent developments in the market strongly suggest to us that the investment environment is undergoing a radical change of character, and that strategies that worked well last year will not
necessarily work going forward.   We have more to say about the changing
environment in our market outlook.

Investment Results

  Cumulative results for the American Leading Companies Trust for the three-month, one-, three- and five-year periods ended March 31, 2000, are listed below, along with those of some representative benchmarks:

                                       3 Months   1 Year    3 Years    5 Years
                                       --------   ------    -------    -------
  American Leading Companies            -2.30%    -6.65%    +50.83%   +128.09%
  S&P 500 Composite Index               +2.29%   +17.94%   +106.77%   +227.29%
  Lipper Large-Cap Core Funds           +4.11%   +21.70%   +101.02%   +199.85%
  Dow Jones Industrial Average          -4.65%   +13.39%    +74.60%   +189.61%

  The Fund had a generally poor quarter, trailing the S&P 500 and the Lipper Large-Cap Core Funds Index, but bettering the Dow Industrials for the three months. One-year, three-year and five-year comparisons are also unfavorable.

  As has been the case throughout the last twelve months, an underweighting in the technology sector (which we regard as expensive) and an overweighted position in financials and health care (which we regard as very attractively priced) hurt performance in the latest three months. The Fund's prospectus-mandated focus on established, dividend-paying companies was also a negative contributor to performance, as the stocks of these companies substantially underperformed non-dividend-paying, less seasoned issues. Your Fund manager's preference for stocks selling at "reasonable" multiples of earnings was also a handicap to performance, as high P/E stocks substantially outperformed their lower P/E brethren. Finally, the portfolio's performance was hurt by a number of poor stock selections, including Waste Management, Rite Aid Corporation and Mattel. Waste Management remains a portfolio holding, but Rite Aid and Mattel were sold at a loss during the year to offset gains taken in other securities, including Amgen and Cisco Systems. Positive contributors to performance that remained in the portfolio for the full twelve months included: Intel Corporation, Koninklijke (Royal) Philips Electronics N.V., Hewlett-Packard Company, General Electric Company, Citigroup Inc., IBM Corporation, Minnesota Mining and Manufacturing Company, MGIC Investment Corporation, AMR Corporation and Wal-Mart Stores, Inc. Laggards that remained in the portfolio for the full year included: Conseco, Inc., Avon Products, Inc., Bank One Corporation, Washington Mutual, Inc., Foundation Health Systems, Inc., Schering-Plough Corporation, Burlington Northern Santa Fe Corporation, Sara Lee Corporation, Bank of America Corporation and Johnson & Johnson.

  A complete listing of new purchases and stocks eliminated from the portfolio for the quarter is presented in another section of this report.

Outlook

  The NASDAQ Composite Index (our proxy for the "new economy") reached its peak for the year to date on March 10, 2000. As of that date, according to Paine Webber's Ed Kerschner, the NASDAQ was trading at more than 100 times earnings, the highest multiple of earnings ever recorded by any major market index. Since March 10, the NASDAQ has undergone its most severe correction in ten years and the overall stock market picture has changed rather dramatically, as illustrated below:

                                Percentage Price Change of Major Market Indices
                                -----------------------------------------------
                                    12/31/99        3/10/00        12/31/99
                                       to              to             to
                                     3/10/00        4/14/00         4/14/00
                                    --------        -------         -------
  NASDAQ 100 Index                   +23.72%        -30.07%         -13.48%
  NASDAQ Composite Index             +24.10%        -34.20%         -18.35%
  Russell 2000 Index                 +19.85%        -24.76%          -9.83%
  S&P 500 Index                       -4.82%         -2.62%          -7.31%
  Dow Jones Industrials              -13.41%         +3.91%         -10.02%

  As of March 10, the NASDAQ Composite was up over 24% for the year to date, while the Dow was down over 13%. Since then, the Dow is up almost 4%, while the NASDAQ is down 34%. We believe this reversal is very significant. We believe it marks the peak of speculative activity in the NASDAQ and the beginning of a return to a more balanced, and ultimately healthier, equity market. It is a not widely recognized fact that the vast majority of stocks have been in a bear market for nearly two years, and many are now selling at very reasonable prices with favorable long-term outlooks. As those investors who have been mesmerized by the "new new industrials" discover that those stocks can go down (sometimes sharply) as well as up, we believe their interest in equities may broaden. They may also come to have a heightened interest in companies with real earnings and dividends.

  As far as the overall stock market is concerned, we will be watching for evidence of a reverse "wealth effect." Anecdotal evidence suggests that the strong equity markets of the last few years have buoyed consumer spending. The exact degree is uncertain, but research by the International Strategy and Investment Group shows a strong correlation between the year-over-year change in the NASDAQ Composite and year-over-year changes in consumer spending. It stands to reason that the $2 trillion drop in the market valuation of U.S. equity markets for the week ending April 14, 2000, may put a crimp in a few people's spending plans.

  We think the other key to the overall direction of the equity markets continues to be interest rates. Prior to the latest market downdraft, we had expected another 50 to 75 basis points/1/ of tightening by the Federal Reserve. That still may be a reasonable bet, but it is also possible that the market pullback may signal or even cause an economic slowdown, thus relieving the Fed of the job of pushing up short rates much further. We think, at a minimum, Chairman Greenspan will continue to move incrementally on the rate front.


-----------
/1/100 basis points = 1%.

  One thing that seems certain is that the equity markets will continue to be very volatile. At times such as these, we think it is particularly important to maintain a balanced perspective and to have realistic expectations. Rather than focusing on how fast they are going to make money (or make back losses), we suggest that investors focus on what they actually own, and whether it meets their long-term investment needs.

 As always, we welcome your comments or questions.


                                             David E. Nelson, CFA
April 17, 2000
DJIA 10582.50

Portfolio Managers' Comments
Balanced Trust


Investment Results

  Cumulative results for the Balanced Trust for the periods ended March 31, 2000, are listed below, along with those of some representative benchmarks:

                                                           Life
                                  3 Months   1 Year     of Class*
                                  --------   ------     ---------
Balanced Trust                     +3.30%     +4.53%     +32.62%
Lipper Balanced Fund Index         +2.98%    +10.45%     +64.06%
S&P 500 Stock Composite Index      +2.29%    +17.94%    +130.00%
Lehman Intermediate Government/
  Corporate Bond Index             +1.50%     +2.09%     +22.10%

----------
*The Balanced Trust return is for the period October 1, 1996 (inception of the Fund) to March 31, 2000. Index returns are for the period September 30, 1996 to March 31, 2000.

Equities

  While our equity performance improved nicely during the first quarter of 2000, our full fiscal year results still lagged the S&P 500 Index by a substantial margin. Until very recently, the equity market was paced almost exclusively by technology companies. Though our companies generally delivered solid business results throughout the last year, with excellent growth in earnings and cash flow, many stocks underperformed as investors shunned value stocks in sectors like manufacturing, financial services, and health care. The extremely "narrow" market environment was very challenging for managers who believe in diversified and value-based stock selection.

  Our guiding principle as value investors is that stock prices parallel business performance over the long run, so we are very encouraged by the continued fundamental progress of our companies. First quarter earnings reports have been solid, and many of our companies are following up with healthy dividend increases and stock repurchase programs. We are hopeful that the nascent shift in favor of high-quality companies and away from more speculative "dot.com" stocks will continue, for such a change would favor our companies.

  For most of the first quarter of 2000, we experienced a continuation of the unusual market conditions that prevailed last year. Technology stocks soared, while the rest of the market snored. The Wall Street Journal suggested that investors were differentiating between "Old Economy" and "New Economy" companies, and following the NASDAQ became a national pastime as this popular technology-laden index rocketed to record highs. Like many value investors, we found ourselves amazed by the popularity of unproven "dot.com" companies and the corresponding indifference toward excellent companies with solid earnings prospects.

  The extreme market conditions allowed us to buy very good companies at attractive prices during the quarter. We added to positions in Emerson Electric, Johnson & Johnson and McDonald's as these fine companies were available at very attractive relative valuations. We initiated a new position in CVS, a pharmacy retailer whose stock price had collapsed apparently in response to the disclosure of a financial scandal at Rite Aid. We felt this "guilt by association" was unwarranted, and further believed that the Rite Aid problems would allow for accelerated store expansion and market share gains by CVS. In the technology sector, we added Dell Computer early in the year after the stock had been buffeted by the highly publicized Y2K impact on hardware spending. Following a severe 40% sell-off of Lucent Technologies, we bought the stock. We concluded that the company was experiencing transitional problems related to new product development, challenges that seemed very manageable and unlikely to deter it from continued long-term growth as a dominant telecommunications equipment supplier.

  Companies eliminated from the portfolio during the quarter included AMR, GATX, Kaydon, Post Properties, and Potash. We have a substantial overweighting in financial services companies, so eliminating GATX was done largely to moderate the interest rate sensitivity of the portfolio. We sold Post Properties for the same reason, though we also feared they might experience excess capacity in some of their markets, which would cause fundamental deterioration. AMR and Kaydon were disappointments, and we were pleased to reallocate funds from those sales to higher quality companies as opportunities developed.

  The equities in the Fund turned in above-market performance during the latest quarter, and this has continued so far in April. We certainly welcome the nascent shift toward blue-chip firms and away from "dot.coms," as it seems that arithmetic has supplanted optimism in the evaluation of companies. Value investors were being fitted for dunce caps earlier this year, but the resurgence of quality companies over more speculative fare has prompted a reassessment.

  We continue to be guided by the conviction that stock prices ultimately parallel business performance. We feel very comfortable with our diversified portfolio of fine companies. They collectively show double-digit earnings and dividend growth rates, high earnings predictability, excellent financial strength and solid ROE. Yet they are currently valued -- using traditional measurements like earnings and cash flow multiples -- at a considerable discount to the S&P 500 Index. We feel confident that this diversified portfolio of fine companies will perform very well over the long haul, both in absolute and relative terms and on a risk-adjusted basis.

Fixed Income

  During the twelve months ended March 31, 2000, the fixed income portion of the Fund continued to outperform the market. This period was characterized by rising interest rates and a flattening yield curve. Our outperformance can primarily be attributed to favorable sector allocation. Specifically, the Fund was overweight in mortgage-backed securities and Treasury Inflation Index Notes
(TIPS), which were among the best performing sectors of the fixed-income market, and maintained an underweight position in intermediate corporate bonds, which was one of the poorest performing sectors. Additionally, our foray into longer-dated Treasury bonds in the first quarter of 2000 was additive to investment performance as the market came to realize the bullish significance of a reduction, and indeed possible elimination, of the longer-term bonds issued by the U.S. government.

  In our last report to shareholders dated December 31, 1999, we expressed the view that U.S. Treasury bonds were extremely cheap at current levels and that fundamentals were quite positive due to the fact that the U.S. Treasury had announced its intention to buy back $30 billion of U.S. government debt via open market purchases. Further, we felt that it was very likely that the next 12 to 18 months would produce a significant bond rally as a result of increased allocations to the fixed income sector. Little did we know that this significant rally was right around the corner and, during the past quarter, Treasury bonds with maturities in excess of ten years embarked on a swift rally that left many institutional investors, who were underweighted in Treasury securities, scrambling to readjust their portfolios. For the quarter, the Lehman Intermediate Government/Corporate Index posted a return of 1.5%, and longer-dated bonds produced returns approaching double digits.

  I am pleased to report that, for the most part, we got it right for the quarter, as we had significant exposure to Treasury securities, both in long-term Treasury coupon bonds (which we traded in and out of during the quarter) and a significant exposure to zero coupon Treasury STRIPS, which we continue to favor. These positions, coupled with a significant position in Treasury Inflation Index bonds (TIPS), as well as underexposure to intermediate-to-long term corporate bonds, were all additive to the Fund's returns for the quarter. The only drag on performance was our exposure to mortgage pass-through securities, which underperformed significantly during this period.

  The debate about inflation rages on, with one camp believing that a sustained pattern of continued Fed tightenings will be necessary to rein in the economy, while the other camp believes that inflation will remain comparatively benign and that economic growth, in and of itself, does not have any bearing on inflation. Our inclination would be to belong to the latter camp and, although bonds are no longer as undervalued as they were earlier in the year, we continue to believe in a secular decline in interest rates that will persist for some time. In addition, with speculation in the so-called "new economy" sectors of the stock market at mania levels, it is quite possible that we could see a flight to quality due to a significant correction in the stock market. To us, the current market eerily resembles the conditions that existed in the third quarter of 1987, when stocks were overvalued and the Federal Reserve was vigorously tightening interest rates. We believe that the current inverted yield curve is not attributable solely to the expectation of a reduced supply of long-dated bonds, but rather is a classical late stage occurrence from unwarranted Federal Reserve tightening of short-term interest rates, which becomes increasingly discounted in the longer maturities of the bond market. We would point out that historically, every inverted yield curve eventually has led to a significant bond rally, and we believe that the current period will prove to be no exception.

  We are enthusiastic about the volatility that exists in the bond market, for it is exactly this type of market condition that gives rise to opportunities due to price dislocations resulting from this volatility. Whether or not we have our bets placed correctly remains to be seen; however, we are finding very compelling values in the mortgage securities market as, in most cases, these securities are trading at wider spreads than were seen in the 1998 Long-Term Capital debacle. In addition, there are two other anomalies that exist in the market at present, one of which we believe is unwarranted while the other is warranted.

  Specifically, the yield spreads on government-sponsored enterprise debt (Federal National Mortgage Association and Federal Home Loan Mortgage Association) are trading at the widest spreads in more than a decade. This is a result of recent legislation introduced in Congress that proposes to sever the implicit government guarantee that Fannie Mae and Freddie Mac have enjoyed since their creation. At issue is whether the agencies will be able to maintain their AAA credit rating if this legislation is successful in cutting the umbilical cord between the Treasury and the government agencies. At present, the debt of these agencies is trading at spreads that are normally reflective of single A or indeed even BBB credits, which is perceived to be quite attractive. While it is anyone's guess as to what the government may do, we believe it is unlikely that this legislation will pass in its present form and, if it is successful at some point, it is unlikely it will take on the draconian effect of a massive downgrade against agency securities. The other anomaly is that corporate bonds are also trading at historically wide levels. In this instance, we believe the market is more rational for two reasons: one, if the Federal Reserve is successful in slowing down the economy either through tightening or through inducing a stock market decline, the best earnings of the cycle will be behind corporate issuers, which normally is an environment that leads to a slowdown or recession, which is typically accompanied by widening corporate spreads. In addition, reminiscent of the mid-eighties, we perceive there to be a high degree of event risk in the corporate market due to the fact that many of the major issuers of corporate debt are exactly the types of companies that will be prone to mergers, takeovers and/or restructurings, all three of which are seldom favorable to the bondholder. Accordingly, we will proceed with caution in the corporate bond market.

  At this point, we would characterize the overall bond market as fairly valued; however, we believe that the undervaluation in the sectors mentioned previously will allow our fixed income holdings to produce attractive total returns over the next twelve months and, regardless of whether the Fed continues tightening or not, that a year from now, we will see lower interest rates in general.

 As always, we appreciate your continued support.


James B. Hagerty, CFA                                      Dale H. Rabiner, CFA
Peter A. Sorrentino, CFA                         Fixed Income Portfolio Manager
Equity Portfolio Managers

April 17, 2000
DJIA 10582.50

Portfolio Managers' Comments
U.S. Small-Capitalization Value Trust

  The past twelve months began with a large upswing in small-cap value performance and ended with another, albeit smaller, gain. A year ago, anticipation of a global economic recovery drove investors to smaller, more cyclical stocks. In this environment, the Fund performed well on an absolute and relative basis. However, growth and technology took over in the third quarter of 1999 and governed the market up until March.

  For the fiscal year, the technology sector accounted for most of the portfolio's underperformance versus most benchmarks. Our disciplined value approach kept our portfolios underweighted in technology stocks given their steep current valuations, yet investors have had a nearly insatiable appetite for these stocks. Valuations in the Internet and related sectors have skyrocketed at an unprecedented pace. Even when one tech group's stock momentum slows with the realization that valuations have exceeded fundamentals, as with Internet retailers in December, another technology sector becomes hot, such as business-to-business Internet, semiconductors and Linux in the last six months. During the year, the portfolio's health care investments were another major source of poor relative performance versus the benchmarks. Revised reimbursement regulations had a much harsher impact on our nursing home and elder care holdings than expected.

  For the quarter, the portfolio was down 6.29%, compared to gains of 3.8% for the Russell 2000 Value, 7.1% for the Russell 2000 and 2.3% for the S&P 500.

  U.S. equity markets were highly volatile in the first quarter, with large swings in performance and market leadership. For most of the quarter, the same narrow group of technology and biotechnology stocks that dominated the market in 1999 drove market performance. Investor optimism over these companies' ability to reap large profits by pioneering new technologies and industries propelled these stocks to extraordinary prices and valuations. Much of the strong performance came from money-losing companies, such as in the Internet area, which have not proven their viability but have generated tremendous expectations of future success. Because of the uncertainty of companies with no profits, they have historically been among the worst performers. Yet, they gained over 100% from the beginning of 1999 through February 2000.

  However, in mid-March, the high-flying market leaders of technology and biotechnology experienced a sharp reversal in performance. Some high profile disappointments among Internet companies such as drkoop.com, Cdnow and MicroStrategy raised concerns that many more Internet firms may fall far short of initial investor hopes. Even some growth managers, whose portfolios had benefited greatly from the strong technology stock momentum, began to wonder publicly if prices in this group had risen too far. At the same time, value stocks rallied as investors began to recognize that traditional measures of companies' value do matter, even in the era of the "New Economy." These stocks had fallen to unprecedented discounts to the rest of the market, particularly in the small-cap area, as investors had focused narrowly on tech and biotech.

  The Fund's lagging performance in the first quarter was primarily the result of our significant underweighting in technology and biotechnology versus both the Russell 2000 and the Russell 2000 Value. Because of the excessive valuations in these two areas, we reduced our already low weighting in these sectors. In addition, we always exclude companies that are money-losers from the portfolio, which also hurt performance versus the benchmarks. However, our portfolio positioning aided perfor-mance in March during the sharp decline in technology (off -17.2% in the Russell 2000 Value and -13.3% in the Russell 2000) and health care (down -17.2% in the Russell 2000 Value and -28.8% in the Russell 2000). This positive relative performance trend for the portfolio has continued in early April. On average, we have gained approximately 19% versus the Russell 2000 and 4.5% versus the Russell 2000 Value between February 29 and April 14.

  The Russell small-cap benchmarks continue to be heavily dominated by stocks that are not small-cap and, in the case of the value index, do not meet traditional value criteria. This inconsistency arises because the Russell index holdings are changed only once a year on June 30. The tech and biotech stocks that achieved huge returns in 1999 and early 2000 have reached higher capitalizations and valuations as well as a larger weight in the indices. If the indices were rebalanced today, they would experience a large drop in the average size of the companies as well as significant drop in average valuation, particularly for the Russell 2000 Value Index.

  March's reversal in market leadership put only a small dent in the huge pricing gap between the undervalued stocks in the portfolio and expensive valuations in the tech and biotech sectors. Our holdings are still priced at extraordinarily low levels on an absolute basis and relative to the rest of the U.S. stock market. Meanwhile, the popular sectors of the last eighteen months are still priced at extreme multiples to revenues and earnings (in the few cases where earnings exist) and remain supported by optimistic (though now declining) expectations. As these companies disappoint investors, as many are bound to do given the intense competition in every Internet market and the potentially long wait for profits, investors will once again refocus on valuations. In this new environment, our emphasis on undervalued securities has the potential to generate strong portfolio returns.

  As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.



Henry F. Otto                                                Steven M. Tonkovich
Managing Director                                              Managing Director

April 18, 2000
DJIA 10767.40

Portfolio Managers' Comments
Financial Services Fund

  Although this letter is for the 2000 fiscal year end, it covers only the three-month period from January 1, 2000 through March 31, 2000. When the Legg Mason Financial Services Fund joined Investors Trust, Inc., the fiscal year end changed from December 31 to March 31.

  As you are well aware, our particular theme, financial services, has been out of favor for the past 18 months. While we are disappointed with our performance, we have never felt more positive about the fundamentals of the companies we own in the Fund. Unfortunately, in today's market you are judged as much by what you own as by what you don't own. We have heard the current market referred to as a "stealth bear market" since more than 50% of stocks are selling at or near their 52-week lows. We have heard over and over again about the glory of the "new economy" stocks versus the drabness of the "old economy" stocks. While we may have wished we had owned some of these stocks over the past year, right now we are very nervous. We feel there is going to be a large sell-off, as there has been too much money made too quickly. The NASDAQ has doubled since April 1999. People are not buying companies, they are buying stock symbols. Unfortunately, none of these symbols represent companies with the term "Financial" in their titles.

  In the last two weeks of December the Fund had strong performance, rising 4%. January and February brought about a reversal, with the Fund performing very weakly. March began no better and the Fund reached its all-time low on March 14th. However, the last two weeks of March saw an incredible turnaround as we had a 10% jump in performance. We feel that a contributing factor to this performance was a news "leak" that some brokers and banking companies were going to have stronger than expected first quarter earnings. For the period December 31, 1999 through March 31, 2000, the PrimaryClass of the Fund lost 2.4%. By way of comparison with our benchmarks, the S&P Financial Index was up 2.3% and the S&P 500 was up 2.3% in this period.

  We have made changes in the portfolio. We have bought the large brokers, as they are the main beneficiaries of the tech companies going public. Whether the deal is successful after the first day of trading matters to the investor, but the investment bank has already been paid. The first quarter is going to show very strong earnings for broker/dealers. Despite a whole year and a half of rising rates, the banks in the Fund are still reporting higher earnings. The first quarter earnings for certain banks will be a strong surprise on the upside.

  Those of us who invest in financial stocks are still contending with Alan Greenspan. We fear he may be pushing too hard on rates. We are now looking at a 9% prime. Mr. Greenspan has been quite vocal about too much economic growth and perceived excesses in the stock market. He has made it clear that short-term rates "are going up until the economy slows down." He is very concerned that inflation (which is currently nonexistent) will suddenly become a problem.

  Two questions remain: How long will it take for higher interest rates to have the intended effect? And second, will the resultant slowdown turn into a recession? It should be noted that most past recessions were a result of an over-active Federal Reserve. We do not see a recession but feel the inverted yield curve is signaling a slowdown in the economy in the second half of the year. Financial stocks generally begin to perform better about three to six months before the last rate hike. We are looking forward to much better performance starting in the second quarter.

  When you have this bifurcation between one group of stocks and another, it doesn't last forever. One of two things must happen. Either the so-called "new economy" stocks will correct back down to the value stocks, or value stocks will have to move up to the levels of the "new economy" stocks. The latter could happen if private capital starts to buy companies with depressed market values. We have seen this happen before when price/earnings multiples have contracted, while underlying business fundamentals have remained strong.

  In conclusion, while our market performance since mid-1998 has not been up to our usual standards as financial stocks fell out of favor, we remain confident that the consistent earnings growth of our companies will turn this around.


                                             Amy LaGuardia, CFA
                                             Portfolio Manager

April 17, 2000
DJIA 10582.50

Performance Information
Legg Mason Investors Trust, Inc.


Performance Comparison of a $10,000 Investment as of March 31, 2000

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     The following graphs compare each Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line for Financial Services Fund Class Ashares reflects the maximum sales charge of 4.75% (the return table shown with the respective graph provides information both including and excluding the effect of the maximum sales charge). The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses, and assumes reinvestment of all dividends and distributions.

     Each Fund has two authorized classes of shares: Primary Class and Navigator Class. Financial Services Fund has an additional authorized class of shares:Class A. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

   American Leading Companies Trust -- Primary Class

   -------------------------------------------------------------------
                                       Cumulative      Average Annual
                                      Total Return      Total Return
   -------------------------------------------------------------------
   One Year                               -6.65%            -6.65%
   Five Years                           +128.09%           +17.93%
   Life of Class(dagger)                +135.42%           +13.89%
   -------------------------------------------------------------------
   (dagger) Inception Date -- September 1, 1993
   -------------------------------------------------------------------


            [MOUNTAIN GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                  American Leading Companies     Standard & Poor's 500
                     Trust Primary Class       Stock Composite Index(1)

9/1/93                     $10,000                      $10,000
                             9,960                        9,923
                            10,085                       10,153
3/31/94                      9,714                        9,768
                             9,714                        9,809
                            10,077                       10,289
                             9,662                       10,287
3/31/95                     10,321                       11,289
                            10,869                       12,367
                            11,557                       13,349
                            11,879                       14,153
3/31/96                     12,513                       14,913
                            13,005                       15,582
                            13,557                       16,064
                            15,248                       17,403
3/31/97                     15,608                       17,869
                            17,990                       20,990
                            18,827                       22,561
                            18,869                       23,209
3/31/98                     21,100                       26,447
                            20,969                       27,320
                            18,470                       24,602
                            22,893                       29,842
3/31/99                     25,219                       31,330
                            26,099                       33,540
                            22,269                       31,442
                            24,096                       36,121
3/31/2000                   23,542                       36,949

Balanced Trust -- Primary Class
--------------------------------------------------------------------
                                    Cumulative      Average Annual
                                   Total Return      Total Return
--------------------------------------------------------------------
One Year                               +4.53%            +4.53%
Life of Class(dagger)                 +32.62%            +8.40%
--------------------------------------------------------------------
(dagger) Inception Date -- October 1, 1996
--------------------------------------------------------------------

            [MOUNTAIN GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                                                                   Lehman Intermediate
        Balanced Trust  Lipper Balanced  Standard & Poor's 500     Government/Corporate
        Primary Class    Fund Index(2)  Stock Composite Index(1)       Bond Index(3)
10/1/96    $10,000          $10,000             $10,000                  $10,000
            10,383           10,559              10,833                   10,306
3/31/97     10,202           10,609              11,124                   10,217
            11,114           11,752              13,066                   10,589
            12,026           12,507              14,044                   10,960
            12,325           12,703              14,448                   11,311
3/31/98     13,038           13,708              16,463                   11,483
            12,850           13,916              17,007                   11,783
            11,941           13,111              15,315                   12,367
            13,016           14,619              18,576                   12,383
3/31/99     12,687           14,854              19,503                   12,235
            13,092           15,521              20,879                   12,101
            12,343           14,878              19,573                   12,166
            12,838           15,932              22,485                   12,117
3/31/00     13,262           16,406              23,000                   12,443


U.S. Small-Cap Value Trust -- Primary Class
----------------------------------------------------------------------
                                     Cumulative     Average Annual
                                    Total Return     Total Return
----------------------------------------------------------------------
One Year                               -1.06%            -1.06%
Life of Class(dagger)                 -22.73%           -13.38%
----------------------------------------------------------------------
(dagger) Inception Date -- June 15, 1998
----------------------------------------------------------------------

            [MOUNTAIN GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

           U.S. Small-Cap
            Value Trust
           Primary Class    Russell 2000 Index(4)

6/15/98      $10,000

6/30/98       10,050               $10,000

9/30/98        7,880                 7,985

12/31/98       8,680                 9,288

3/31/99        7,810                 8,784

6/30/99        9,459                10,150

9/30/99        8,395                 9,508

12/31/99       8,246                11,262

3/31/00        7,727                12,060

Financial Services Fund -- Primary Class
-------------------------------------------------------------
                            Cumulative      Average Annual
                           Total Return      Total Return
-------------------------------------------------------------
One Year                       -7.65%            -7.65%
Life of Fund(dagger)           -8.20             -6.04
-------------------------------------------------------------
(dagger) Inception Date -- November 16, 1998
-------------------------------------------------------------


            [MOUNTAIN GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                                Lipper Financial                      S&P 500
            Financial Services   Services Fund    S&P Financials  Composite Stock
          Fund -- Primary Class   Index(5)(6)       Index(5)(7)     Index(1)(5)
11/16/98          $10,000            $10,000          $10,000          $10,000

12/31/98           10,570             10,371           10,205           10,576

3/31/99             9,940             10,503           10,964           11,103

6/30/99            10,430             10,980           11,515           11,886

9/30/99             9,050              9,464            9,760           11,143

12/31/99            9,410              9,917           10,610           12,801

3/31/2000           9,180              9,936           10,850           13,094


Financial Services Fund -- Class A
--------------------------------------------------------------------------------
                       Cumulative Total Return    Average Annual Total Return
--------------------------------------------------------------------------------
  One Year              -6.83%*        -11.28%     -6.83%*          -11.28%
  Life of Fund(dagger)  -7.20*         -11.62      -5.30*            -8.61
--------------------------------------------------------------------------------
(dagger) Inception Date -- November 16, 1998
       * This column reflects return information on Class A shares excluding the maximum 4.75% sales charge. The second column in the table reflects return information including the maximum sales charge.
--------------------------------------------------------------------------------

            [MOUNTAIN GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                                Lipper Financial                      S&P 500
            Financial Services   Services Fund    S&P Financials  Composite Stock
            Fund -- Class A(8)    Index(5)(6)       Index(5)(7)     Index(1)(5)
11/16/98         $ 9,525            10,000            10,000          10,000

12/31/98          10,077            10,371            10,205          10,576

3/31/99            9,487            10,503            10,964          11,103

6/30/99            9,982            10,980            11,515          11,886

9/30/99            8,687             9,464             9,760          11,143

12/31/99           9,039             9,917            10,610          12,801

3/31/00            8,839             9,936            10,850          13,094

-------------------
(1) An unmanaged index of widely held common stocks.
(2) The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.
(3) The Lehman Intermediate Government/Corporate Bond Index includes government and corporate bond securities, including U.S. Government Treasury and agency securities, corporate and Yankee bonds. The index returns are market value weighted, inclusive of accrued interest, and include bonds with maturities between 1 and 10 years. The return for this Index is for the period beginning September 30, 1996.
(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $592 million; the median market capitalization was approximately $500 million. The largest company in the index had an approximate market capitalization of $1.403 billion. The return for this index is for the period beginning June 30, 1998.
(5) Index returns are for the periods beginning November 30, 1998.
(6) The Lipper Financial Services Fund Index is composed of approximately 10 funds whose primary objective is to invest 65% of their portfolios in equity securities of companies engaged in providing financial services.
(7) The S&P Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index.
(8) This performance graph reflects the maximum 4.75% sales charge.

   American Leading Companies Trust

Selected Portfolio Performance*

   Strong performers for the year ended March 31, 2000        Weak performers for the year ended March 31, 2000
   ---------------------------------------------------        -------------------------------------------------
    1. Intel Corporation                      +122.0%          1. Conseco, Inc.                        -63.0%
    2. Koninklijke (Royal)Philips                              2. Avon Products, Inc.                  -38.3%
        Electronics N.V.                      +101.2%          3. Bank One Corporation                 -37.6%
    3. Hewlett-PackardCompany                  +95.5%          4. Washington Mutual, Inc.              -35.2%
    4. General Electric Company                +40.3%          5. Foundation Health Systems, Inc.      -34.4%
    5. Citigroup Inc.                          +39.3%          6. Schering-Plough Corporation          -33.6%
    6. International Business Machines                         7. Burlington Northern Santa Fe
        Corporation                            +33.2%              Corporation                         -32.7%
    7. Minnesota Mining and                                    8. Sara Lee Corporation                 -27.3%
        Manufacturing Company (3M)             +25.2%          9. Bank of America Corporation          -25.8%
    8. MGIC Investment Corporation             +24.4%         10. Johnson & Johnson                    -25.2%
    9. AMR Corporation                         +21.7%
   10. Wal-Mart Stores, Inc.                   +20.4%

   * Securities held for the entire year.

Portfolio Changes

   Securities added during the 1st quarter 2000               Securities sold during the 1st quarter 2000
   ---------------------------------------------------        -------------------------------------------------
   Aetna Inc.                                                 American International Group, Inc.
   Berkshire Hathaway Inc. - Class A                          Amgen Inc.
   Lloyds TSB Group plc                                       Bell Atlantic Corp.
   Sabre Holdings Corporation                                 Exxon Mobil Corporation
   The TJX Companies, Inc.                                    First Union Corporation
                                                              GTE Corp.
                                                              Lucent Technologies, Inc.
                                                              Mattel, Inc.
                                                              Saks Incorporated
                                                              Storage Technology Corporation
                                                              The Procter & Gamble Company

Balanced Trust

Selected Portfolio Performance*

   Strong performers for the year ended March 31, 2000        Weak performers for the year ended March 31, 2000
   ---------------------------------------------------        -------------------------------------------------
    1. BroadWing Inc.**                      +65.7%            1. Union Pacific Corporation              -26.8%
    2. Kansas City Southern Industries, Inc. +50.8%            2. Abbott Laboratories                    -24.8%
    3. Dover Corporation                     +45.6%            3. Charter One Financial, Inc.            -24.0%
    4. Time Warner, Inc.                     +40.7%            4. Ford Motor Company                     -19.1%
    5. Citigroup Inc.                        +39.3%            5. Fannie Mae                             -19.0%
    6. Tyco International Ltd.               +39.0%            6. Anheuser-Busch Companies, Inc.         -18.3%
    7. AT&T Corp.                             +5.7%            7. McDonald's Corporation                 -17.1%
    8. Marshall & Ilsley Corporation          +4.2%            8. Martin Marietta Materials, Inc.        -16.8%
    9. United States Treasury STRIPS                           9. Mellon Financial Corporation           -16.2%
        0.00%, 8/15/05                        -0.3%           10. Chateau Communities,Inc.                -7.3%
   10. United States Treasury Notes
        3.625%, 1/15/08                       -0.3%

    * Securities held for the entire year.
   ** Formerly known as Cincinnati Bell.

Portfolio Changes

   Securities added during the 1st quarter 2000               Securities sold during the 1st quarter 2000
   ---------------------------------------------------        -------------------------------------------------
   CVS Corporation                                            AMR Corporation
   Dell Computer Corporation                                  Compaq Computers Corporation
   Emerson Electric Co.                                       Fannie Mae 5.60%, 2/2/01
   Fannie Mae 6.77%, 9/1/05                                   Fannie Mae 7.37%, 4/1/04
   Fannie Mae 7.25%, 1/15/10                                  Fannie Mae 6.00%, 12/1/25-9/1/28
   Government National Mortgage Association                   GATX Corporation
    8.00%, 2/15/30                                            Government National Mortgage Association
   Lucent Technologies Inc.                                     6.00%, 9/15/28-12/15/28
   Microsoft Corporation                                      Kaydon Corporation
   Texaco Inc.                                                Potash Corporation of Saskatchewan, Inc.
   United States Treasury Notes                               United States Treasury Notes
    6.625%, 3/31/02                                             5.625%, 5/15/01
   United States Treasury Notes                               United States Treasury Notes
    6.50%, 5/31/05-10/15/06                                     6.50%, 5/31/01
   United States Treasury Notes                               United States Treasury Notes
    6.00%, 8/15/09                                              6.25%, 6/30/02-7/15/02
   United States Treasury STRIPS                              United States Treasury Notes
    0.00%, 11/15/05-5/15/06                                     5.25%, 8/15/03
                                                              United States Treasury Notes
                                                                5.50%, 2/15/08
                                                              United States Treasury STRIPS
                                                                0.00%, 5/15/00-2/15/05

U.S. Small-Capitalization Value Trust

Selected Portfolio Performance*

   Strong performers for the year ended March 31, 2000        Weak performers for the year ended March 31, 2000
   ---------------------------------------------------        -------------------------------------------------
    1. Nu Horizons Electronics Corp.           +436.2%         1. Rural/Metro Corporation                -85.0%
    2. Applied Signal Technology, Inc.         +174.1%         2. The General Chemical Group, Inc.       -83.8%
    3. Pioneer-Standard Electronics, Inc.      +140.0%         3. Southern Energy Homes, Inc.            -76.7%
    4. FTI Consulting, Inc.                    +130.6%         4. Resource Bancshares Mortgage
    5. Suprema Specialties, Inc.               +114.9%             Group, Inc.                           -69.4%
    6. Richardson Electronics, Ltd.            +112.0%         5. ACX Technologies, Inc.                 -68.6%
    7. Exponent, Inc.                           +95.6%         6. InaCom Corp.                           -64.5%
    8. Cameron Ashley Building                                 7. Delta Financial Corporation            -64.4%
        Products, Inc.                          +89.0%         8. R&B, Inc.                              -63.3%
    9. Adams Resources &Energy                  +85.2%         9. Sierra Health Services, Inc.           -62.0%
   10. Advanta Corp.                            +83.6%        10. Pilgrim's Pride Corporation            -61.6%

   * Securities held for the entire year.

Portfolio Changes

   Top 10 securities added during the 1st quarter 2000(dagger)   Top 10 securities sold during the 1st quarter 2000(doubledagger)
   -----------------------------------------------------------   ----------------------------------------------------------------
   CKE Restaurants, Inc.                                         Omnicare, Inc.
   USFreightways Corporation                                     Texas Industries, Inc.
   Furniture Brands International, Inc.                          AK Steel Holding Corporation
   Briggs & Stratton Corporation                                 Seacor Smit Inc.
   York International Corporation                                Pier 1 Imports, Inc.
   Tecumseh Products Company                                     ADVO, Inc.
   National Service Industries, Inc.                             Fremont General Corporation
   Tower Automotive, Inc.                                        Micro Warehouse, Inc.
   IMCO Recycling Inc.                                           Herbalife International, Inc.
   Dollar Thrifty Automotive Group, Inc.                         Watts Industries, Inc.

   (dagger) Ranked using market values calculated as of March 31, 2000.

   (doubledagger) Ranked using market values calculated as of December 31,1999.

Financial Services Fund

Selected Portfolio Performance

   Strong performers for the period ended March 31, 2000      Weak performers for the period ended March 31, 2000
   -----------------------------------------------------      ---------------------------------------------------
    1. Waddell & Reed Financial, Inc.           +56.0%         1. First Security Corporation              -53.0%
    2. Kohl's Corporation                       +42.0%         2. UnumProvident Corporation               -47.0%
    3. Medtronic, Inc.                          +41.2%         3. Cascade Bancorp                         -32.0%
    4. Jack Henry & Associates, Inc.            +37.4%         4. Zions Bancorporation                    -29.7%
    5. National Bancorp of Alaska, Inc.         +34.6%         5. Synopsys, Inc.                          -27.0%
    6. Hooper Holmes, Inc.                      +33.2%         6. American General Corporation            -26.0%
    7. State Street Corporation                 +32.6%         7. Johnson & Johnson                       -24.8%
    8. Northern Trust Corporation               +27.5%         8. Mid-State Bancshares                    -21.6%
    9. Safeway Inc.                             +27.2%         9. SLM Holding Corporation                 -21.2%
   10. Merrill Lynch & Co., Inc.                +25.7%        10. Pacific Capital Bancorp                 -21.1%

Portfolio Changes

   Securities added during the 1st quarter 2000               Securities sold during the 1st quarter 2000
   -----------------------------------------------------      ---------------------------------------------------
   AXA Financial, Inc.                                        Albertson's, Inc.
   Cintas Corporation                                         AmSouth Bancorporation
   Citigroup Inc.                                             Centura Banks, Inc.
   Elan Corporation plc                                       First Tennessee National Corporation
   Lehman Brothers Holdings Inc.                              First Washington Bancorp, Inc.
   Mercantile Bankshares Corporation                          FirstBank NW Corp.
   Morgan Stanley Dean Witter & Co.                           Frontier Financial Corporation
   Neuberger Berman Inc.                                      Furniture Brands International, Inc.
   Solectron Corporation                                      Medical Assurance, Inc.
                                                              National City Corporation
                                                              Nationwide Financial Services, Inc.
                                                              Peoples Heritage Financial Group, Inc.
                                                              Ragen Mackenzie Group Incorporated
                                                              South Trust Corporation
                                                              The BISYS Group, Inc.
                                                              The Progressive Corporation
                                                              Transaction Systems Architects, Inc.
                                                              West Coast Bancorp
                                                              Westamerica Bancorporation

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2000
(Amounts in Thousands)

American Leading Companies Trust

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 99.3%

      Airlines--0.8%
      AMR Corporation                                                                      78             $  2,486/A/
                                                                                                          --------
      Automobiles--3.1%
      Ford Motor Company                                                                   65                2,986
      General Motors Corporation                                                           75                6,211
                                                                                                          --------
                                                                                                             9,197
                                                                                                          --------

      Banks (International)--2.3%
      Lloyds TSB Group plc                                                                640                6,766
                                                                                                          --------

      Banks (Major Regional)--3.7%
      Bank One Corporation                                                                256                8,800
      Mellon Financial Corporation                                                         78                2,301
                                                                                                          --------
                                                                                                            11,101
                                                                                                          --------

      Banks (Money Center)--5.6%
      Bank of America Corporation                                                          99                5,191
      The Chase Manhattan Corporation                                                     133               11,596
                                                                                                          --------
                                                                                                            16,787
                                                                                                          --------

      Computers (Hardware)--9.5%
      Dell Computer Corporation                                                            30                1,618/A/
      Gateway, Inc.                                                                       180                9,540/A/
      Hewlett-Packard Company                                                              28                3,712
      International Business Machines Corporation                                         115               13,570
                                                                                                          --------
                                                                                                            28,440
                                                                                                          --------

      Computers (Software and Services)--9.0%
      America Online, Inc.                                                                210               14,122/A/
      Microsoft Corporation                                                                70                7,437/A/
      Unisys Corporation                                                                  203                5,164/A/
                                                                                                          --------
                                                                                                            26,723
                                                                                                          --------

      Consumer Finance--3.7%
      Berkshire Hathaway Inc.- Class B                                                      6               10,920/A/
                                                                                                          --------

      Distributors (Food and Health)--1.4%
      McKesson HBOC, Inc.                                                                 200                4,200
                                                                                                          --------

      Electrical Equipment--5.5%
      General Electric Company                                                             30                4,656
      Koninklijke (Royal) Philips Electronics N.V.                                         69               11,821
                                                                                                          --------
                                                                                                            16,477
                                                                                                          --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Contined

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Electronics (Semiconductors)--3.7%
      Intel Corporation                                                                    84             $ 11,082
                                                                                                          --------

      Financial (Diversified)--8.8%
      Citigroup Inc.                                                                      246               14,591
      Equity Office Properties Trust                                                       62                1,563
      Fannie Mae                                                                           90                5,079
      Starwood Hotels & Resorts Worldwide, Inc.                                           185                4,856
                                                                                                          --------
                                                                                                            26,089
                                                                                                          --------

      Foods--0.5%
      Sara Lee Corporation                                                                 80                1,440
                                                                                                          --------

      Health Care (Diversified)--2.5%
      Bristol-Myers Squibb Company                                                         85                4,909
      Johnson & Johnson                                                                    35                2,452
                                                                                                          --------
                                                                                                             7,361
                                                                                                          --------

      Health Care (Drugs/Major Pharmaceuticals)--2.6%
      Merck & Co., Inc.                                                                    78                4,846
      Schering-Plough Corporation                                                          80                2,940
                                                                                                          --------
                                                                                                             7,786
                                                                                                          --------

      Health Care (Managed Care)--6.1%
      Aetna Inc.                                                                           40                2,227
      Foundation Health Systems, Inc.                                                     650                5,200/A/
      United HealthCare Corporation                                                       180               10,732
                                                                                                          --------
                                                                                                            18,159
                                                                                                          --------

      Household Products (Non-Durables)--0.9%
      Kimberly-Clark Corporation                                                           50                2,800
                                                                                                          --------

      Insurance (Life/Health)--1.0%
      Conseco, Inc.                                                                       270                3,088
                                                                                                          --------

      Insurance (Property/Casualty)--3.1%
      Berkshire Hathaway Inc.-Class A                                                     .02                1,144/A/
      MGIC Investment Corporation                                                         188                8,215
                                                                                                          --------
                                                                                                             9,359
                                                                                                          --------

      Manufacturing (Diversified)--1.0%
      Minnesota Mining and Manufacturing Company (3M)                                      33                2,923
                                                                                                          --------

      Personal Care--1.6%
      Avon Products, Inc.                                                                 160                4,650
                                                                                                          --------

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Photography/Imaging--0.9%
      Eastman Kodak Company                                                                50              $ 2,716
                                                                                                          --------

      Railroads--0.9%
      Burlington Northern Santa Fe Corporation                                            120                2,655
                                                                                                          --------

      Retail (General Merchandise)--1.3%
      Wal-Mart Stores, Inc.                                                                70                3,885
                                                                                                          --------

      Retail (Home Shopping)--1.4%
      Amazon.com, Inc.                                                                     60                4,020/A/
                                                                                                          --------

      Retail  (Speciality)--1.4%
      Toys "R" Us, Inc.                                                                   273                4,044/A/
                                                                                                          --------

      Retail (Specialty-Apparel)--2.0%
      The TJX Companies, Inc.                                                             263                5,824
                                                                                                          --------

      Retail Stores (Food Chains)--0.9%
      Albertson's, Inc.                                                                    90                2,790
                                                                                                          --------

      Savings and Loan Companies--2.9%
      Washington Mutual, Inc.                                                             327                8,665
                                                                                                          --------

      Services (Computer Systems)--0.7%
      Sabre Holdings Corporation                                                           56                2,082/A/
                                                                                                          --------

      Telecommunications (Long Distance)--7.4%
      AT&T Corp.                                                                          120                6,750
      MCI WorldCom, Inc.                                                                  160                7,250/A/
      Qwest Communications International Inc.                                             120                5,820/A/
      Sprint Corporation                                                                   33                2,079
                                                                                                          --------
                                                                                                            21,899
                                                                                                          --------

      Telephone--0.9%
      US WEST, Inc.                                                                        36                2,615
                                                                                                          --------

      Textiles (Apparel)--0.9%
      Tommy Hilfiger Corporation                                                          194                2,816/A/
                                                                                                          --------

      Waste Management--1.3%
      Waste Management Inc.                                                               280                3,833
                                                                                                          --------
      Total Common Stocks and Equity Interests  (Identified Cost--$230,936)                                295,678
      --------------------------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust--Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--1.1%
      Bank of America
         6.15%, dated 3/31/00, to be repurchased at $1,669 on
         4/3/00 (Collateral: $1,880 Freddie Mac mortgage-backed
         securities, 6%, due 9/1/28, value $1,720)                                   $  1,668              $ 1,668
      Goldman, Sachs & Company
         6.15%, dated 3/31/00, to be repurchased at $1,669 on
         4/3/00 (Collateral: $1,890 Fannie Mae mortgage-backed
         securities, 6%, due 10/1/29, value $1,729)                                     1,668                1,668
                                                                                                          --------
      Total Repurchase Agreements  (Identified Cost--$3,336)                                                 3,336
      --------------------------------------------------------------------------------------------------------------------
      Total Investments--100.4%  (Identified Cost--$234,272)                                               299,014
      Other assets less liabilities--(0.4)%                                                                 (1,308)
                                                                                                          --------
      Net assets consisting of:
      Accumulated paid-in capital applicable to
         15,929 Primary Class shares outstanding                                     $232,396
      Accumulated net realized gain/(loss) on investments                                 568
      Unrealized appreciation/(depreciation) of investments                            64,742
                                                                                     --------
      Net assets--100.0%                                                                                  $297,706
                                                                                                          ========


      Net asset value per share:
         Primary Class                                                                                      $18.69
                                                                                                            ======
      --------------------------------------------------------------------------------------------------------------------

      /A/  Non-income producing.

      See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2000
(Amounts in Thousands)

Balanced Trust

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 64.8%

      Advertising/Media--1.7%
      Time Warner, Inc.                                                                     7             $    650
                                                                                                          --------

      Automotive--2.1%
      Ford Motor Company                                                                   17                  781
                                                                                                          --------

      Computer Services and Systems--5.3%
      Dell Computer Corporation                                                            14                  744/A/
      International Business Machines Corporation                                           5                  566
      Microsoft Corporation                                                                 6                  638/A/
                                                                                                          --------
                                                                                                             1,948
                                                                                                          --------

      Construction and Building Materials--2.0%
      Martin Marietta Materials, Inc.                                                      16                  736
                                                                                                          --------

      Electrical Equipment and Electronics--3.0%
      Emerson Electric Co.                                                                  9                  455
      Intel Corporation                                                                     5                  659
                                                                                                          --------
                                                                                                             1,114
                                                                                                          --------

      Energy--2.8%
      Atlantic Richfield Company (ARCO)                                                     6                  485
      Total Fina SA                                                                         8                  552
                                                                                                          --------
                                                                                                             1,037
                                                                                                          --------

      Entertainment--1.7%
      The Walt Disney Company                                                              15                  621
                                                                                                          --------

      Financial Services--9.4%
      Citigroup Inc.                                                                       20                1,210
      Fannie Mae                                                                           20                1,129
      Marshall & Ilsley Corporation                                                        10                  577
      Mellon Financial Corporation                                                         19                  561
                                                                                                          --------
                                                                                                             3,477
                                                                                                          --------

      Food, Beverage and Tobacco--4.4%
      Anheuser-Busch Companies, Inc.                                                       10                  647
      McDonald's Corporation                                                               13                  485
      SYSCO Corporation                                                                    14                  500
                                                                                                          --------
                                                                                                             1,632
                                                                                                          --------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Health Care--3.1%
      Abbott Laboratories                                                                  20             $    686
      Johnson & Johnson                                                                     6                  448
                                                                                                          --------
                                                                                                             1,134
                                                                                                          --------

      Investment Companies--2.6%
      Blackrock North American Government Income Trust, Inc.                              100                  969
                                                                                                          --------

      Manufacturing--3.6%
      Dover Corporation                                                                    13                  622
      Tyco International Ltd.                                                              14                  718
                                                                                                          --------
                                                                                                             1,340
                                                                                                          --------

      Oil Production--1.1%
      Texaco Inc.                                                                           8                  429
                                                                                                          --------

      Pharmaceuticals--1.9%
      Merck & Co., Inc.                                                                    11                  690
                                                                                                          --------

      Real Estate Investment Trusts (REITs)--1.4%
      Chateau Communities, Inc.                                                            20                  510
                                                                                                          --------

      Retail--2.6%
      CVS Corporation                                                                      13                  488
      The Home Depot,  Inc.                                                                 8                  484
                                                                                                          --------
                                                                                                               972
                                                                                                          --------

      Savings and Loan--2.5%
      Charter One Financial, Inc.                                                          44                  917
                                                                                                          --------

      Services--1.7%
      Cintas Corporation                                                                   16                  635
                                                                                                          --------

      Telecommunications--8.6%
      AT&T Corp.                                                                           19                1,069
      BroadWing Inc.                                                                       14                  520/A/
      Lucent Technologies Inc.                                                              8                  486
      MCI WorldCom, Inc.                                                                   11                  510/A/
      Nortel Networks Corporation                                                           5                  592
                                                                                                          --------
                                                                                                             3,177
                                                                                                          --------

      Transportation--3.3%
      Kansas City Southern Industries, Inc.                                                 8                  661
      Union Pacific Corporation                                                            14                  548
                                                                                                          --------
                                                                                                             1,209
                                                                                                          --------
      Total Common Stocks and Equity Interests (Identified Cost-- $20,077)                                  23,978
      --------------------------------------------------------------------------------------------------------------------

                                                                 Rate          Maturity Date   Shares/Par   Value
      --------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds--11.6%

      Banking and Finance--6.3%
      Associates Corporation of North America                    5.50%           2/15/02        $  400    $    388
      General Electric Capital Corporation                       6.29%          12/15/07         1,000         987
      Merrill Lynch & Co., Inc.                                  6.00%          11/15/04         1,000         950
                                                                                                          --------
                                                                                                             2,325
                                                                                                          --------

      Media--1.8%
      Tribune Company                                            6.50%           7/30/04           700         669
                                                                                                          --------

      Retail Grocery--2.1%
      Safeway Inc.                                               5.75%          11/15/00           770         764
                                                                                                          --------

      Transportation--1.4%
      Union Pacific Corporation                                  5.78%          10/15/01           550         535
                                                                                                          --------
      Total Corporate and Other Bonds (Identified Cost--$4,404)                                              4,293
      --------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations--17.1%

      Fixed-Rate Securities--12.3%
      Fannie Mae                                                 6.77%           9/1/05            375         368
      Fannie Mae                                                 7.25%           1/15/10           375         378
      Federal Farm Credit Bank                                   5.52%           2/25/02         1,000         974
      United States Treasury Notes                              6.625%           3/31/02           300         300
      United States Treasury Notes                               6.50%     5/31/02 - 10/15/06    2,030       2,042
      United States Treasury Notes                               6.00%           8/15/09           500         494
                                                                                                          --------
                                                                                                             4,556
                                                                                                          --------

      Indexed Securities--2.0%
      United States Treasury Inflation-Indexed Security/B/      3.625%           1/15/08           783         763
                                                                                                          --------

      Stripped Securities--2.8%
      United States Treasury STRIPS/C/                              0%      8/15/05 - 5/15/06    1,500       1,034
                                                                                                          --------
      Total U.S. Government and Agency Obligations (Identified Cost--$6,393)                                 6,353
      --------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities--6.2%

      Fixed-Rate Securities--6.2%
      Fannie Mae                                                 6.00%           1/1/27            541         498
      Government National Mortgage Association                   6.00%     8/15/28 - 10/15/28    1,080         988
      Government National Mortgage Association                   8.00%           2/15/30           799         809
                                                                                                          --------
      Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost-- $2,370)                     2,295
      --------------------------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--0.3%
      State Street Bank & Trust Company
         3.50%, dated 3/31/00, to be repurchased at $110 on
         4/3/00 (Collateral: $115 Freddie Mac mortgage-backed
         securities, 6.70%, due 1/3/02, value $118)                                   $   110             $    110
                                                                                                          --------
      Total Repurchase Agreements  (Identified Cost--$110)                                                     110
      --------------------------------------------------------------------------------------------------------------------
      Total investments--100.0%  (identified cost--$33,354)                                                 37,029
      Other assets less liabilities--N.M.                                                                       (3)
                                                                                                          --------
      Net assets consisting of:
      Accumulated paid-in capital applicable to
         3,035 Primary Class shares outstanding                                       $33,477
      Accumulated net realized gain/(loss) on investments                                (126)
      Unrealized appreciation/(depreciation) of investments                             3,675
                                                                                      -------
      Net assets--100.0%                                                                                  $ 37,026
                                                                                                          ========

      Net asset value per share:
         Primary Class                                                                                      $12.20
                                                                                                          ========
      --------------------------------------------------------------------------------------------------------------------

      /A/ Non-income producing.
      /B/ United States Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
      /C/ STRIPS-- Separate Trading of Registered Interest and Principal of
          Securities. A pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.
      N.M. - Not meaningful.

      See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2000
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests--97.4%

      Aerospace/Defense--1.5%
      Alliant Techsystems Inc.                                                              5             $    277/A/
      Aviation Sales Company                                                               10                   64/A/
      AVTEAM, Inc.                                                                          8                   27/A/
      EDO Corporation                                                                       4                   28
      GenCorp Inc.                                                                         14                  106
      Herley Industries, Inc.                                                               3                   51/A/
      International Airline Support Group, Inc.                                             2                    6/A/
      Kaman Corporation                                                                    17                  161
      Kellstrom Industries, Inc.                                                            8                   46/A/
      Ladish Co., Inc.                                                                      9                   58/A/
      SIFCO Industries, Inc.                                                                3                   19
                                                                                                          --------
                                                                                                               843
                                                                                                          --------

      Apparel--3.8%
      Bernard Chaus, Inc.                                                                  15                   25/A/
      Cache, Inc.                                                                           2                   12/A/
      Garan, Incorporated                                                                   4                   93
      Genesco Inc.                                                                         19                  247/A/
      Goody's Family Clothing, Inc.                                                        25                  152/A/
      Hartmarx Corporation                                                                  4                   11/A/
      Kellwood Company                                                                     20                  346
      Maxwell Shoe Company Inc.                                                             6                   51/A/
      Nautica Enterprises, Inc.                                                            37                  437/A/
      One Price Clothing Stores, Inc.                                                       7                   24/A/
      Oxford Industries, Inc.                                                               6                  111
      Paul Harris Stores, Inc.                                                              5                   15/A/
      Perry Ellis International, Inc.                                                       4                   37/A/
      PremiumWear, Inc.                                                                     1                    9/A/
      S&K Famous Brands, Inc.                                                               3                   23/A/
      Shoe Pavilion, Inc.                                                                   5                    9/A/
      Sport-Haley, Inc.                                                                     3                   15/A/
      Superior Uniform Group Inc.                                                           1                   13
      Tandy Brands Accessories, Inc.                                                        3                   28/A/
      The Cato Corporation                                                                 13                  150
      The Dress Barn, Inc.                                                                 17                  318/A/
      The Warnaco Group, Inc.                                                               5                   60
                                                                                                          --------
                                                                                                             2,186
                                                                                                          --------

      Automotive--3.3%
      Arvin Industries, Inc.                                                               17                  387
      Bandag, Incorporated                                                                 13                  294
      Bandag, Incorporated-Class A                                                          4                   82

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Automotive (continued)
      Barnes Group Inc.                                                                    13             $    184
      Collins Industries, Inc.                                                              5                   30
      Donnelly Corporation                                                                  3                   32
      Dura Automotive Systems, Inc.                                                        12                  210/A/
      Edelbrock Corporation                                                                 2                   26
      Featherlite Inc.                                                                      4                   15/A/
      Hayes Lemmerz International, Inc.                                                     1                   21/A/
      Monaco Coach Corporation                                                              6                  115/A/
      R&B, Inc.                                                                             6                   17/A/
      Riviera Tool Company                                                                  1                    6/A/
      Simpson Industries, Inc.                                                             14                  134
      Strattec Security Corporation                                                         2                   79/A/
      TBC Corporation                                                                      15                   73/A/
      Tower Automotive, Inc.                                                               10                  159/A/
                                                                                                          --------
                                                                                                             1,864
                                                                                                          --------

      Broadcast/Media--0.1%
      Courier Corporation                                                                   2                   35
                                                                                                          --------


      Chemicals--3.4%
      A. Schulman, Inc.                                                                    19                  253
      Aceto Corporation                                                                     1                    8
      Albemarle Corporation                                                                13                  272
      American Vanguard Corporation                                                         1                    9
      Chemfab Corporation                                                                   1                    9/A/
      Ethyl Corporation                                                                    89                  273
      Hawkins Chemical, Inc.                                                                3                   25
      International Specialty Products Inc.                                                22                  142/A/
      NL Industries, Inc.                                                                  39                  506
      Northern Technologies International Corporation                                       2                   16
      Omnova Solutions Inc.                                                                13                   75
      Quaker Chemical Corporation                                                           7                  114
      Stepan Company                                                                        7                  158
      Sybron Chemicals Inc.                                                                 4                   55/A/
      The General Chemical Group, Inc.                                                     16                   34
                                                                                                          --------
                                                                                                             1,949
                                                                                                          --------

      Commercial/Industrial Services--8.7%
      Alternative Resources Corporation                                                     5                   12/A/
      ASI Solutions Incorporated                                                            4                   18/A/
      Avis Group Holdings, Inc.                                                            22                  386/A/
      Ballantyne of Omaha, Inc.                                                             3                    9/A/

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Commercial/Industrial Services (continued)
      BCT International, Inc.                                                               3             $      6/A/
      Bell Microproducts Inc.                                                               7                  114/A/
      Billing Concepts Corp.                                                                8                   59/A/
      Briggs & Stratton Corporation                                                         5                  193
      Burns International Services Corporation                                              4                   42
      Business Resource Group                                                               1                    8/A/
      Butler International, Inc.                                                            7                   84/A/
      Butler Manufacturing Company                                                          5                  120
      Cadmus Communications Corporation                                                     5                   42/A/
      Cameron Ashley Building Products, Inc.                                                6                  110/A/
      Carriage Services, Inc.                                                              11                   44/A/
      CDI Corp.                                                                            14                  268/A/
      Children's Comprehensive Services, Inc.                                               5                   21/A/
      Comfort Systems USA, Inc.                                                             8                   49/A/
      Consolidated Graphics, Inc.                                                           3                   40/A/
      Corrpro Companies                                                                     5                   24/A/
      Dollar Thrifty Automotive Group, Inc.                                                 8                  129/A/
      Electro Rent Corporation                                                              6                   70/A/
      Ellett Brothers, Inc.                                                                 5                   30
      Encompass Services Corporation                                                       18                  104/A/
      Ennis Business Forms, Inc.                                                           12                   88
      Exponent, Inc.                                                                        3                   37/A/
      FiberMark, Inc.                                                                       5                   69/A/
      Franklin Covey Co.                                                                   16                  114/A/
      FTI Consulting, Inc.                                                                  3                   20/A/
      General Employment Enterprises, Inc.                                                  4                   15
      Gradco Systems, Inc.                                                                  5                   11/A/
      Headway Corporate Resources, Inc.                                                     5                   16/A/
      Healthcare Services Group, Inc.                                                       8                   41/A/
      Interstate National Dealer Services, Inc.                                             3                   18/A/
      Lawson Products, Inc.                                                                 6                  138
      Mail-Well, Inc.                                                                      17                  145/A/
      Mercury Air Group, Inc.                                                               6                   41/A/
      Nash-Finch Company                                                                    5                   42
      National Equipment Services, Inc.                                                     5                   30/A/
      National Technical Systems, Inc.                                                      6                   22
      Nortek, Inc.                                                                          2                   53/A/
      Ogden Corporation                                                                    34                  401
      Perini Corporation                                                                    4                   18/A/
      Personal Group Of America, Inc.                                                      20                  122/A/
      PrimeSource Corporation                                                               4                   19
      Refac                                                                                 3                   10/A/
      Robertson-Ceco Corporation                                                            4                   36/A/

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Commercial/Industrial Services (continued)
      Rush Enterprises, Inc.                                                                2             $     10/A/
      Service Corporation International                                                    23                   68
      Sola International Inc.                                                               5                   31/A/
      SOS Staffing Services, Inc.                                                          10                   42/A/
      Staff Leasing, Inc.                                                                  15                   87/A/
      Star Buffet, Inc.                                                                     2                    6/A/
      Stewart Enterprises, Inc.                                                            77                  381
      Tecumseh Products Company                                                             4                  180
      The Standard Register Company                                                        16                  200
      Thomas Group, Inc.                                                                    3                   36/A/
      URS Corporation                                                                       3                   43/A/
      USEC Inc.                                                                             3                   12
      Wallace Computer Services, Inc.                                                       8                   98
      Westaff, Inc.                                                                        12                  108/A/
      York International Corporation                                                        8                  192
                                                                                                          --------
                                                                                                             4,982
                                                                                                          --------

      Computer Services and Systems--1.9%
      ANSYS, Inc.                                                                           6                   64/A/
      Avant! Corporation                                                                   24                  303/A/
      CFI ProServices Inc.                                                                  2                   16/A/
      MTS Systems Corporation                                                              11                   85
      NeoMagic Corporation                                                                 20                   97/A/
      Paravant Inc.                                                                         1                    4/A/
      PSC Inc.                                                                              9                   50/A/
      Savoir Technology Group, Inc.                                                         9                   61/A/
      Software Spectrum, Inc.                                                               3                   59/A/
      Structural Dynamics Research Corporation                                             25                  331/A/
                                                                                                          --------
                                                                                                             1,070
                                                                                                          --------

      Construction and Building Materials--9.8%
      American Homestar Corporation                                                        14                   23/A/
      Ameron International Corporation                                                      3                   92
      Aztec Manufacturing Co.                                                               4                   48
      Baltek Corporation                                                                    1                    4/A/
      Beazer Homes USA, Inc.                                                                6                  114/A/
      Building Materials Holding Corporation                                                9                   78/A/
      Cavalier Homes, Inc.                                                                 14                   39
      Centex Construction Products, Inc.                                                    4                  102
      Champion Enterprises, Inc.                                                           28                  163/A/
      Craftmade International, Inc.                                                         3                   18
      D.R. Horton, Inc.                                                                    35                  451
      Dayton Superior Corporation                                                           4                   91/A/

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Construction and Building Materials  (continued)
      Del Webb Corporation                                                                 14             $    207/A/
      Dominion Homes, Inc.                                                                  4                   22/A/
      Drew Industries Incorporated                                                          9                   60/A/
      Engle Homes, Inc.                                                                     8                   79
      Fleetwood Enterprises, Inc.                                                          22                  329
      Homebase, Inc.                                                                       23                   46/A/
      Hovnanian Enterprises, Inc.                                                          16                   98/A/
      Hughes Supply, Inc.                                                                  17                  264
      International Aluminum Corporation                                                    2                   36
      JLK Direct Distribution Inc.                                                         17                  152/A/
      M/I Schottenstein Homes, Inc.                                                         6                   95
      McGrath Rentcorp                                                                      8                  119
      Meadow Valley Corporation                                                             2                    9/A/
      Miller Building Systems, Inc.                                                         2                    8/A/
      NCI Building Systems, Inc.                                                           13                  246/A/
      Palm Harbor Homes, Inc.                                                              12                  177/A/
      Patrick Industries, Inc.                                                              4                   27
      Pulte Corporation                                                                    37                  766
      Republic Group Incorporated                                                           7                   80
      Skyline Corporation                                                                   7                  148
      Southern Energy Homes, Inc.                                                           9                   11/A/
      Standard Pacific Corp.                                                               23                  226
      Terex Corporation                                                                     6                   81/A/
      The Ryland Group, Inc.                                                               12                  216
      Toll Brothers, Inc.                                                                  25                  498/A/
      U.S. Home Corporation                                                                10                  361/A/
      Washington Homes, Inc.                                                                5                   31/A/
                                                                                                          --------
                                                                                                             5,615
                                                                                                          --------

      Consumer Durables--2.8%
      Boston Acoustics, Inc.                                                                4                   38
      Catalina Lighting, Inc.                                                               3                   13/A/
      Central Garden & Pet Company                                                         21                  208/A/
      Chromcraft Revington, Inc.                                                            8                   61/A/
      Cobra Electronics Corporation                                                         3                   20/A/
      Congoleum Corporation                                                                 6                   21/A/
      Department 56, Inc.                                                                  12                  182/A/
      Fedders Corporation                                                                  20                  112
      Flexsteel Industries, Inc.                                                            4                   50
      Furniture Brands International, Inc.                                                 10                  194/A/
      Home Products International, Inc.                                                     6                   61/A/
      Koss Corporation                                                                      2                   32/A/
      La-Z-Boy Incorporated                                                                 4                   54

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Consumer Durables  (continued)
      Mikasa, Inc.                                                                          8             $     57
      Pulaski Furniture Corporation                                                         2                   39
      Royal Appliance Mfg. Co.                                                              3                   17/A/
      Russ Berrie and Company, Inc.                                                        14                  259
      The First Years Inc.                                                                  2                   14
      The L. S. Starrett Company                                                            4                   99
      The Rowe Companies                                                                   10                   58
      The York Group, Inc.                                                                  6                   30
                                                                                                          --------
                                                                                                             1,619
                                                                                                          --------

      Consumer Non-Durables--0.5%
      French Fragrances, Inc.                                                              10                   82/A/
      Nature's Sunshine Products, Inc.                                                     13                  107
      Ocular Sciences, Inc.                                                                 5                   80/A/
      Rural/Metro Corporation                                                              11                   13/A/
                                                                                                          --------
                                                                                                               282
                                                                                                          --------

      Diversified--0.7%
      Bell Industries, Inc.                                                                 2                    6
      Esterline Technologies Corporation                                                    4                   47/A/
      National Service Industries, Inc.                                                     8                  175
      Pittston Brink's Group                                                                7                  119
      The IT Group, Inc.                                                                    4                   28/A/
                                                                                                          --------
                                                                                                               375
                                                                                                          --------

      Electrical Equipment and Electronics--2.2%
      Acme Electric Corporation                                                             3                   17/A/
      Axsys Technologies, Inc.                                                              2                   35/A/
      Graham Corporation                                                                    1                    8/A/
      InaCom Corp.                                                                         31                   85/A/
      Nu Horizons Electronics Corp.                                                         7                  153/A/
      Pioneer-Standard Electronics, Inc.                                                   18                  284
      Printronix, Inc.                                                                      4                   80/A/
      Richardson Electronics, Ltd.                                                          8                   92
      ScanSoft, Inc.                                                                        3                   14/A/
      The Lamson & Sessions Co.                                                             8                   56/A/
      Triumph Group, Inc.                                                                   9                  259/A/
      UCAR International, Inc.                                                             14                  179/A/
                                                                                                          --------
                                                                                                             1,262
                                                                                                          --------

      Entertainment and Leisure--4.1%
      Anchor Gaming                                                                         8                  311/A/
      Arctic Cat, Inc.                                                                     20                  209

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Entertainment and Leisure  (continued)
      Black Hawk Gaming & Development Company, Inc.                                         3             $     17/A/
      Boyd Gaming Corporation                                                              46                  228/A/
      Cannondale Corporation                                                                2                   10/A/
      Dave & Busters, Inc.                                                                  9                   80/A/
      GTECH Holdings Corporation                                                           25                  471/A/
      Johnson Outdoors Inc.                                                                 6                   35/A/
      K2 Inc.                                                                              12                   98/A/
      Lakes Gaming, Inc.                                                                    8                   61/A/
      Lodgian, Inc.                                                                        19                   72/A/
      MarineMax, Inc.                                                                       3                   30/A/
      PlayCore, Inc.                                                                        3                   21/A/
      Prime Hospitality Corp.                                                              43                  309/A/
      Scientific Games Holdings Corp.                                                       8                  135/A/
      Silverleaf Resorts, Inc.                                                              3                   12/A
      Suburban Lodges of America, Inc.                                                     12                   72/A/
      Travis Boats & Motors, Inc.                                                           1                   18/A/
      Winnebago Industries, Inc.                                                            7                  134
                                                                                                          --------
                                                                                                             2,323
                                                                                                          --------

      Financial Services--8.4%
      Advanta Corp.                                                                        18                  360
      Alliance Bancorp of New England, Inc.                                                 1                    8
      Amplicon, Inc.                                                                        6                   66
      Arcadia Financial Ltd.                                                               28                  141/A/
      Bank United Corp.                                                                     2                   57
      BankAtlantic Bancorp, Inc.                                                           30                  118
      Bay View Capital Corporation                                                         13                  100
      BNC Mortgage, Inc.                                                                    4                   34/A/
      BSB Bancorp, Inc.                                                                     7                  142
      BYL Bancorp                                                                           2                   18
      Camco Financial Corporation                                                           1                   11
      Community Bank System, Inc.                                                           2                   46
      Conning Corporation                                                                   9                  114
      Corrus Bankshares, Inc.                                                              11                  260
      Credit Acceptance Corporation                                                        10                   57/A/
      Delta Financial Corporation                                                          11                   21/A/
      Dime Community Bancshares                                                             3                   41
      Downey Financial Corp.                                                               12                  247
      DVI, Inc.                                                                             3                   44/A/
      Enhance Financial Services Group, Inc.                                               29                  415
      Fidelity National Financial, Inc.                                                    23                  320
      First Alliance Corporation                                                           14                   30/A/
      First Citizens Bancshares Inc.                                                        6                  339
      First Essex Bancorp, Inc.                                                             2                   34

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Financial Services  (continued)
      First Republic Bank                                                                   3             $     61/A/
      FirstFed Financial Corp.                                                             15                  196/A/
      Flagstar Bancorp, Inc.                                                                9                  122
      GA Financial, Inc.                                                                    4                   40
      GBC Bancorp                                                                           2                   46
      Hamilton Bancorp Inc.                                                                 8                  117/A/
      Hawthorne Financial Corporation                                                       4                   30/A/
      Interpool, Inc.                                                                      20                  128
      ISB Financial Corporation                                                             5                   63
      ITLA Capital Corporation                                                              5                   63/A/
      Jefferies Group, Inc.                                                                 6                  142
      MAF Bancorp, Inc.                                                                     5                   79
      Matrix Bancorp, Inc.                                                                  2                   12/A/
      Merchants Bancshares, Inc.                                                            3                   50
      MetroWest Bank                                                                        4                   23
      National City Bancorporation                                                          7                   96/A/
      Pacific Crest Capital, Inc.                                                           2                   21
      Parkvale Financial Corporation                                                        5                   74
      PFF Bancorp, Inc.                                                                     3                   43
      Resource Bancshares Mortgage Group, Inc.                                             17                   67
      Sterling Financial Corporation                                                        6                   61/A/
      Sunrise International Leasing Corporation                                             5                   26/A/
      TFC Enterprises, Inc.                                                                10                   29/A/
      Union Acceptance Corporation                                                          1                    5/A/
      USBANCORP, Inc.                                                                      10                  113
      World Acceptance Corporation                                                         14                   71/A/
                                                                                                          --------
                                                                                                             4,801
                                                                                                          --------

      Food, Beverage and Tobacco--2.6%
      Cagle's, Inc.                                                                         4                   29
      Fresh America Corporation                                                             3                   10/A/
      General Cigar Holdings, Inc.                                                         18                  274/A/
      International Multifoods Corporation                                                  4                   51
      M&F Worldwide Corp.                                                                  15                   64/A/
      Marsh Supermarkets, Inc.                                                              3                   49
      Michael Foods, Inc.                                                                   9                  178
      Natural Alternatives International, Inc.                                              4                    9/A/
      Pilgrim's Pride Corporation-Class A                                                   4                   19
      Pilgrim's Pride Corporation-Class B                                                   9                   56
      R.H. Phillips, Inc.                                                                   4                    9/A/
      Sanderson Farms, Inc.                                                                 6                   49
      Scheid Vineyards Inc.                                                                 4                   15
      Schweitzer-Mauduit International, Inc.                                               12                  154
      Standard Commercial Corporation                                                       9                   31

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco  (continued)
      Suprema Specialties, Inc.                                                             1             $     12/A/
      Sylvan, Inc.                                                                          3                   22/A/
      Todhunter International, Inc.                                                         2                   16/A/
      Universal Corporation                                                                25                  372
      WLR Foods, Inc.                                                                      12                   71/A/
                                                                                                          --------
                                                                                                             1,490
                                                                                                          --------

      Gas/Pipeline--0.7%
      Adams Resources & Energy                                                              3                   29
      EnergySouth, Inc.                                                                     3                   50
      Friede Goldman International Inc.                                                    16                  110/A/
      Penn Virginia Corporation                                                             6                  108
      Petroleum Development Corporation                                                     5                   21/A/
      World Fuel Services Corporation                                                       9                   62
                                                                                                          --------
                                                                                                               380
                                                                                                          --------

      Health Care--2.8%
      Alterra Healthcare Corporation                                                       15                   60/A/
      American Dental Technologies, Inc.                                                    5                   10/A/
      American Physicians Service Group, Inc.                                               2                    5/A/
      AmeriPath, Inc.                                                                      16                  128/A/
      Beverly Enterprises, Inc.                                                            80                  295/A/
      Capital Senior Living Corporation                                                    14                   42/A/
      Carematrix Corporation                                                               12                   16/A/
      Castle Dental Centers, Inc.                                                           5                   12/A/
      Coast Dental Services, Inc.                                                           5                   11/A/
      Curative Health Services, Inc.                                                        7                   41/A/
      Healthcare Recoveries, Inc.                                                           7                   23/A/
      Hi-Tech Pharmacal Co., Inc.                                                           2                   12/A/
      Horizon Health Corporation                                                            4                   23/A/
      Lifemark Corporation                                                                  2                    7/A/
      Magellan Health Services, Inc.                                                        7                   32/A/
      Mesa Laboratories, Inc.                                                               2                    7/A/
      Monarch Dental Corporation                                                            7                   20/A/
      Moore Medical Corporation                                                             2                   25/A/
      OrthAlliance, Inc.                                                                    5                   34/A/
      Pediatrix Medical Group, Inc.                                                        11                   77/A/
      Pharmaceutical Product Development, Inc.                                             17                  285/A/
      ProMedCo Management Company                                                          16                   39/A/
      Radiologix, Inc.                                                                     15                   78/A/
      Raytel Medical Corporation                                                            6                   18/A/
      RehabCare Group, Inc.                                                                 4                  109/A/
      Serologicals Corporation                                                             15                   80/A/
      Sierra Health Services, Inc.                                                         20                  100/A/

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Health Care (continued)
      Total Renal Care Holdings, Inc.                                                       1             $      3/A/
      USANA, Inc.                                                                           2                    8/A/
      Utah Medical Products, Inc.                                                           3                   25/A/
                                                                                                          --------
                                                                                                             1,625
                                                                                                          --------

      Industrial--4.3%
      ACX Technologies, Inc.                                                               21                   85/A/
      American Biltrite, Inc.                                                               3                   33
      Ampco-Pittsburgh Corporation                                                          7                   72
      Bairnco Corporation                                                                   6                   38
      Baldwin Technology Company, Inc.                                                     13                   26/A/
      Cascade Corporation                                                                   9                   96
      Channell Commercial Corporation                                                       5                   67/A/
      Commercial Intertech Corp.                                                           11                  213
      CPAC, Inc.                                                                            4                   28
      Detroit Diesel Corporation                                                            9                  180
      Farrel Corporation                                                                    3                    6
      Gehl Company                                                                          4                   64/A/
      Gentek, Inc.                                                                         16                  227
      Holly Corporation                                                                     6                   71
      Lincoln Electric Holdings, Inc.                                                       4                  104
      Lydall, Inc.                                                                          4                   38/A/
      Milacron Inc.                                                                        30                  430
      O.I. Corporation                                                                      2                    8/A/
      Regal-Beloit Corporation                                                             13                  231
      Specialty Equipment Companies, Inc.                                                   8                  170/A/
      Summa Industries                                                                      3                   27/A/
      Supreme Industries, Inc.                                                              8                   38/A/
      TB Wood's Corporation                                                                 4                   36
      Tech/Ops Sevcon, Inc.                                                                 2                   20
      The Carbide/Graphite Group, Inc.                                                      6                   27/A/
      Woodward Governor Company                                                             4                   96
                                                                                                          --------
                                                                                                             2,431
                                                                                                          --------

      Insurance--6.0%
      AmerUs Life Holdings, Inc.                                                           22                  399
      Atlantic American Corporation                                                         1                    4/A/
      Bancinsurance Corporation                                                             2                   11/A/
      Delphi Financial Group, Inc.                                                         14                  434/A/
      Donegal Group Inc.                                                                    6                   39
      Harleysville Group Inc.                                                              22                  318
      HCC Insurance Holdings, Inc.                                                          2                   22
      Kaye Group Inc.                                                                       4                   32
      LandAmerica Financial Group, Inc.                                                     9                  180

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Insurance  (continued)
      Merchants Group, Inc.                                                                 1             $     15
      MMI Companies, Inc.                                                                  13                  129
      National Western Life Insurance Company                                               3                  211/A/
      Nymagic, Inc.                                                                         3                   45
      Penn Treaty American Corporation                                                      6                   95/A/
      Philadelphia Consolidated Holding Corp.                                               3                   38/A/
      Professionals Group, Inc.                                                             4                   85/A/
      Reliance Group Holdings, Inc.                                                        16                   54
      Selective Insurance Group, Inc.                                                       2                   41
      Standard Management Corporation                                                       5                   23/A/
      State Auto Financial Corporation                                                      3                   24
      Stewart Information Services Corporation                                             11                  168
      The Commerce Group, Inc.                                                             26                  770
      The Midland Company                                                                   3                   80
      Trenwick Group Inc.                                                                  12                  174
      Unico American Corporation                                                            4                   20
                                                                                                          --------
                                                                                                             3,411
                                                                                                          --------

      Metals--4.0%
      Alltrista Corporation                                                                 6                  131/A/
      Amcast Industrial Corporation                                                         7                   63
      Atchison Casting Corporation                                                          5                   37/A/
      Bayou Steel Corporation                                                               9                   27/A/
      Carpenter Technology Corporation                                                     17                  354
      Chase Industries, Inc.                                                               11                   96/A/
      Commercial Metals Company                                                            11                  304
      Fansteel Inc.                                                                         5                   17/A/
      Friedman Industries, Incorporated                                                     5                   18
      IMCO Recycling Inc.                                                                  13                  144
      Intermet Corporation                                                                 20                  182
      Lindberg Corporation                                                                  4                   22
      Metals USA, Inc.                                                                     29                  189
      Myers Industries, Inc.                                                                4                   49
      Niagara Corporation                                                                   5                   24/A/
      Northwest Pipe Company                                                                4                   62/A/
      Oglebay Norton Company                                                                3                   71
      Oregon Steel Mills, Inc.                                                              5                   21
      Quanex Corporation                                                                   10                  187
      Roanoke Electric Steel Corporation                                                    3                   56
      Shiloh Industries, Inc.                                                               4                   40/A/
      Steel Technologies Inc.                                                               8                   60
      Wolverine Tube, Inc.                                                                 10                  131/A/
                                                                                                          --------
                                                                                                             2,285
                                                                                                          --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Miscellaneous Manufacturing--7.6%
      A.O. Smith Corporation                                                                9             $    160
      Bacou USA, Inc.                                                                       8                  130/A/
      Buckeye Technologies Inc.                                                            27                  467/A/
      CIRCOR International, Inc.                                                            6                   83/A/
      Coachmen Industries Inc.                                                             12                  163
      Columbus McKinnon Corporation                                                        10                  130
      Cybex International, Inc.                                                           N.M.                   1/A/
      Denali Incorporated                                                                   3                   10/A/
      Griffon Corporation                                                                  23                  181/A/
      Hexcel Corporation                                                                   16                   82/A/
      Ivex Packaging Corporation                                                            4                   33/A/
      Jason Incorporated                                                                   11                  111/A/
      Lennox International Inc.                                                             8                   70
      Mark IV Industries, Inc.                                                              1                   29
      MascoTech, Inc.                                                                      35                  410
      Met-Pro Corporation                                                                   2                   20
      Metrika Systems Corporation                                                           4                   36/A/
      NACCO Industries, Inc.                                                                6                  292
      NCH Corporation                                                                       2                  109
      OroAmerica, Inc.                                                                      4                   24/A/
      Park-Ohio Holdings Corp.                                                              7                   70/A/
      Penn Engineering & Manufacturing Corp.                                                4                  103
      Penn Engineering & Manufacturing Corp.-Class A                                        4                   94
      Precision Castparts Corp.                                                            17                  624
      Q.E.P. Co., Inc.                                                                      2                   17/A/
      Raven Industries, Inc.                                                                4                   39
      SPS Technologies, Inc.                                                                6                  174/A/
      Standard Motor Products, Inc.                                                         9                  134
      Standex International Corporation                                                     8                  127
      Sturm, Ruger & Company, Inc.                                                          6                   48
      The Alpine Group, Inc.                                                                3                   27/A/
      The Eastern Company                                                                   1                   19
      The JPM Company                                                                       4                   29/A/
      TransTechnology Corporation                                                           4                   48
      Westinghouse Air Brake Company                                                       23                  243
                                                                                                          --------
                                                                                                             4,337
                                                                                                          --------

      Process Industries--0.7%
      Rock-Tenn Company                                                                    22                  213
      Silgan Holdings Inc.                                                                 14                  170/A/
      The Anderson's Inc.                                                                   6                   43
                                                                                                          --------
                                                                                                               426
                                                                                                          --------

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Real Estate--0.6%
      AMREP Corporation                                                                     5             $     29/A/
      Bluegreen Corporation                                                                17                   56/A/
      DeWolfe Companies, Inc.                                                               2                   16/A/
      Saxton Incorporated                                                                   3                    3/A/
      Trammell Crow Company                                                                21                  233/A/
                                                                                                          --------
                                                                                                               337
                                                                                                          --------

      Restaurants--2.4%
      Ark Restaurants Corp.                                                                 3                   17/A/
      CBRL Group, Inc.                                                                      2                   18
      CKE Restaurants, Inc.                                                                39                  245
      Cooker Restaurant Corporation                                                         6                   17/A/
      ELXSI Corporation                                                                     3                   34/A/
      Landry's Seafood Restaurants, Inc.                                                   22                  140/A/
      Lone Star Steakhouse & Saloon, Inc.                                                  24                  243/A/
      Luby's, Inc.                                                                         16                  150
      Main Street & Main Inc.                                                               1                    2/A/
      Max & Erma's Restaurants, Inc.                                                        2                   14/A/
      NPC International, Inc.                                                               5                   35/A/
      Rainforest Cafe, Inc.                                                                19                   66/A/
      Ryan's Family Steak Houses, Inc.                                                     30                  282/A/
      Schlotzsky's, Inc.                                                                    5                   31/A/
      Sizzler International, Inc.                                                          19                   53/A/
                                                                                                          --------
                                                                                                             1,347
                                                                                                          --------

      Retail--3.6%
      A.C. Moore Arts & Crafts, Inc.                                                        5                   38/A/
      Barnett Inc.                                                                         12                  134/A/
      Brown Shoe Company, Inc.                                                              4                   44
      Cole National Corporation                                                            11                   90
      Duckwall-ALCO Stores, Inc.                                                            4                   29/A/
      EZCORP, Inc.                                                                          7                   29
      Finlay Enterprises, Inc.                                                              7                   87/A/
      Friedman's, Inc.                                                                     13                   77
      Funco, Inc.                                                                           3                   39/A/
      Hancock Fabrics, Inc.                                                                 4                   11/A/
      Jan Bell Marketing, Inc.                                                             18                   52/A/
      Jos. A. Bank Clothiers, Inc.                                                          4                   15/A/
      Media Arts Group, Inc.                                                                9                   63/A/
      Michael Anthony Jewelers, Inc.                                                        2                    4/A/
      Movie Gallery, Inc.                                                                   3                   11
      Movie Star, Inc.                                                                      9                    9/A/
      Musicland Stores Corporation                                                         12                   74/A/

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Retail (continued)
      OfficeMax, Inc.                                                                      85             $    551/A/
      Piercing Pagoda, Inc.                                                                 3                   43/A/
      RDO Equipment Co.                                                                     8                   44/A/
      ShopKo Stores, Inc.                                                                   7                  123/A/
      Specialty Catalog Corp.                                                               1                    3/A/
      Systemax, Inc.                                                                       25                  226/A/
      The Bon-Ton Stores, Inc.                                                             12                   35/A/
      Tractor Supply Company                                                                2                   39/A/
      Wilmar Industries, Inc.                                                              10                  169/A/
      Wolohan Lumber Co.                                                                    3                   34
                                                                                                          --------
                                                                                                             2,073
                                                                                                          --------

      Technology--0.6%
      Del Global Technologies Corp.                                                         5                   45/A/
      Equinox Systems, Inc.                                                                 2                   15/A/
      Hurco Companies, Inc.                                                                 4                   15/A/
      K-Tron International, Inc.                                                            2                   34/A/
      Splash Technology Holdings, Inc.                                                     11                  131/A/
      ThermoQuest Corporation                                                               6                  106/A/
                                                                                                          --------
                                                                                                               346
                                                                                                          --------

      Telecommunications--1.4%
      Applied Signal Technology, Inc.                                                       6                   99
      Blonder Tongue Laboratories, Inc.                                                     6                   41/A/
      CellStar Corporation                                                                 51                  409/A/
      Comdial Corporation                                                                   5                   66/A/
      Generale Cable Corporation Delaware New                                               7                   56
      Superior TeleCom Inc.                                                                10                  123
                                                                                                          --------
                                                                                                               794
                                                                                                          --------

      Textiles--1.0%
      Burlington Industries, Inc.                                                          45                  196/A/
      Decorator Industries, Inc.                                                            2                   11
      Interface, Inc.                                                                      41                  173
      Lakeland Industries, Inc.                                                             1                    4/A/
      The Dixie Group, Inc.                                                                 9                   40/A/
      UniFirst Corporation                                                                 12                  140
      WestPoint Stevens Inc.                                                                2                   30
                                                                                                          --------
                                                                                                               594
                                                                                                          --------

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Transportation--6.4%
      Alaska Air Group, Inc.                                                                6             $    165/A/
      Amerco                                                                               10                  186/A/
      America West Holdings Corporation                                                    32                  496/A/
      Amtran, Inc.                                                                          2                   30/A/
      Arkansas Best Corporation                                                            14                  149/A/
      Arnold Industries, Inc.                                                              19                  238
      Boyd Bros. Transportation Inc.                                                        2                   12/A/
      Consolidated Delivery & Logistics, Inc.                                               5                   13/A/
      Consolidated Freightways Corporation                                                 17                  100/A/
      Covenant Transport, Inc.                                                             11                  178/A/
      Dynamex Inc.                                                                          2                    4/A/
      Frozen Food Express Industries, Inc.                                                  1                    4
      Genesee & Wyoming Inc.                                                                3                   45/A/
      Hawaiian Airlines, Inc.                                                              28                   63/A/
      Kitty Hawk, Inc.                                                                     12                   58/A/
      Landstar System, Inc.                                                                 3                  164/A/
      Midway Airlines Corporation                                                           6                   29/A/
      Old Dominion Freight Line, Inc.                                                       5                   64/A/
      P.A.M. Transportation Services, Inc.                                                  6                   63/A/
      RailAmerica, Inc.                                                                     5                   31/A/
      RailWorks Corporation                                                                 3                   29/A/
      Roadway Express, Inc.                                                                15                  302
      Smithway Motor Xpress Corp.                                                           3                    9/A/
      The Greenbrier Companies, Inc.                                                       11                   84
      Tower Air, Inc.                                                                       7                    6/A/
      Transport Corporation of America, Inc.                                                5                   23/A/
      U.S. Xpress Enterprises, Inc.                                                        11                   98/A/
      USA Truck, Inc.                                                                       6                   46/A/
      USFreightways Corporation                                                             5                  202
      Wisconsin Central Transportation Corporation                                         33                  402/A/
      Yellow Corporation                                                                   20                  367/A/
                                                                                                          --------
                                                                                                             3,660
                                                                                                          --------

      Utilities--1.5%
      Bangor Hydro-Electric Company                                                         5                   78
      Maine Public Service Company                                                          1                   21
      Public Service Company of New Mexico                                                 32                  502
      RGS Energy Group, Inc.                                                               12                  264
                                                                                                          --------
                                                                                                               865
                                                                                                          --------
      Total Common Stocks and Equity Interests (Identified Cost--$70,036)                                   55,607
      --------------------------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
Preferred Shares--N.M.
      O'Sullivan Industries Holdings, Inc.                                                  3             $      2
                                                                                                          --------
      Total Preferred Shares (Identified Cost--$2)                                                               2
      --------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--1.5%
      Goldman, Sachs & Company
         6.15%, dated 3/31/00, to be repurchased at $838 on
         4/3/00 (Collateral: $950 Fannie Mae mortgage-
         backed securities, 6%, due 10/1/29, value $869)                             $    837                  837
                                                                                                          --------
      Total Repurchase Agreements  (Identified Cost--$837)                                                     837
      --------------------------------------------------------------------------------------------------------------------
      Total investments--98.9%  (identified cost--$70,875)                                                  56,446
      Other assets less liabilities--1.1%                                                                      631
                                                                                                          --------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
         7,657 PrimaryClass shares outstanding                                       $ 72,744
             4 Navigator Class shares outstanding                                          46
      Distributions in excess of net realized gains on investments                     (1,284)
      Unrealized appreciation/(depreciation) of investments                           (14,429)
                                                                                     --------

      Net assets--100.0%                                                                                  $ 57,077
                                                                                                          ========

      Net asset value per share:
         Primary Class                                                                                       $7.45
                                                                                                             =====
         Navigator Class                                                                                     $7.59
                                                                                                             =====
      --------------------------------------------------------------------------------------------------------------------

      /A/ Non-income producing.
      N.M. - Not meaningful.

      See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2000
(Amounts in Thousands)

Financial Services Fund

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests--97.6%

      Asset Management--3.8%
      Neuberger Berman Inc.                                                                13             $    367
      T. Rowe Price Associates, Inc.                                                       14                  533
      Waddell & Reed Financial, Inc.                                                       15                  635
                                                                                                          --------
                                                                                                             1,535
                                                                                                          --------

      Brokerage Firms--5.4%
      A.G. Edwards, Inc.                                                                   10                  400
      Lehman Brothers Holdings Inc.                                                         3                  291
      Merrill Lynch & Co., Inc.                                                             6                  630
      Morgan Stanley Dean Witter & Co.                                                      5                  408
      Paine Webber Group Inc.                                                              10                  440
                                                                                                          --------
                                                                                                             2,169
                                                                                                          --------

      Diversified Financial--2.5%
      AXA Financial, Inc.                                                                  10                  359
      Citigroup Inc.                                                                       11                  652
                                                                                                          --------
                                                                                                             1,011
                                                                                                          --------

      Finance--1.7%
      Financial Federal Corporation                                                        20                  364/A/
      SLM Holding Corporation                                                              10                  316
                                                                                                          --------
                                                                                                               680
                                                                                                          --------

      Financial Technology Companies--3.6%
      DST Systems, Inc.                                                                     7                  422/A/
      Fiserv, Inc.                                                                         13                  484/A/
      Jack Henry & Associates, Inc.                                                        15                  553
                                                                                                          --------
                                                                                                             1,459
                                                                                                          --------

      Insurance--8.7%
      American General Corporation                                                          7                  382
      American International Group, Inc.                                                    4                  479
      Jefferson-Pilot Corporation                                                           9                  566
      Lincoln National Corporation                                                         11                  368
      Philadelphia Consolidated Holding Corp.                                              21                  310/A/
      Protective Life Corporation                                                          14                  444
      ReliaStar Financial Corp.                                                            12                  393
      StanCorp Financial Group, Inc.                                                       15                  411
      UnumProvident Corporation                                                            10                  161
                                                                                                          --------
                                                                                                             3,514
                                                                                                          --------

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Miscellaneous--22.1%
      Cintas Corporation                                                                   11             $    441
      CVS Corporation                                                                      10                  376
      Elan Corporation plc                                                                  8                  356/A/
      Eli Lilly and Company                                                                 7                  441
      Guidant Corporation                                                                   8                  441/A/
      Hershey Foods Corporation                                                             8                  366
      Hooper Holmes, Inc.                                                                  21                  721
      Johnson & Johnson                                                                     4                  308
      Kohl's Corporation                                                                    7                  717/A/
      MCI WorldCom, Inc.                                                                    8                  363/A/
      Medtronic, Inc.                                                                      12                  617
      Pfizer Inc.                                                                          13                  461
      Riviana Foods, Inc.                                                                  13                  212
      Safeway Inc.                                                                          9                  398/A/
      Target Corporation                                                                    6                  456
      The Home Depot, Inc.                                                                 10                  645
      The Kroger Co.                                                                       20                  351/A/
      Wal-Mart Stores, Inc.                                                                 9                  499
      Walgreen Co.                                                                         17                  438
      Wm. Wrigley Jr. Company                                                               4                  292
                                                                                                          --------
                                                                                                             8,899
                                                                                                          --------

      Regional Banks--29.4%
      BancWest Corporation                                                                 15                  291
      BB&T Corporation                                                                     22                  617
      Cascade Bancorp                                                                      17                  149
      CCB Financial Corporation                                                             7                  288
      Centennial Bancorp                                                                   36                  345/A/
      City National Corporation                                                            15                  505
      Colorado Business Bankshares, Inc.                                                   16                  215
      Comerica Incorporated                                                                15                  628
      Commerce Bancshares, Inc.                                                            12                  377
      Community First Bankshares, Inc.                                                     13                  208
      Cullen/Frost Bankers, Inc.                                                           13                  344
      Fifth Third Bancorp                                                                  12                  756
      First Security Corporation                                                           30                  360
      Firstar Corporation                                                                  27                  619
      Greater Bay Bancorp                                                                  15                  604
      Marshall & Ilsley Corporation                                                        11                  635
      Mercantile Bankshares Corporation                                                    12                  367
      Mid-State Bancshares                                                                 20                  500
      Mississippi Valley Bancshares, Inc.                                                  10                  239
      National Bancorp of Alaska, Inc.                                                      9                  321

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
      Regional Banks (continued)
      North Fork Bancorporation, Inc.                                                      30             $    536
      Old Kent Financial Corporation                                                       14                  452
      Pacific Capital Bancorp                                                              15                  364
      Pacific Century Financial Corporation                                                30                  609
      Seacoast Banking Corporation of Florida                                              10                  246
      Southwest Bancorporation of Texas, Inc.                                              15                  291/A/
      Texas Regional Bancshares, Inc.                                                      22                  560
      Zions Bancorporation                                                                 10                  416
                                                                                                          --------
                                                                                                            11,842
                                                                                                          --------

      Savings and Loan--3.4%
      Harbor Florida Bancshares, Inc.                                                      30                  341
      TCF Financial Corporation                                                            22                  524
      Washington Mutual, Inc.                                                              18                  477
                                                                                                          --------
                                                                                                             1,342
                                                                                                          --------

      Super-Regional Banks--8.3%
      Bank of America Corporation                                                           6                  315
      Bank One Corporation                                                                 10                  344
      FleetBoston Financial Corporation                                                    21                  766
      SunTrust Banks, Inc.                                                                  8                  462
      U.S. Bancorp                                                                         12                  263
      Wachovia Corporation                                                                  6                  405
      Wells Fargo Company                                                                  19                  793
                                                                                                          --------
                                                                                                             3,348
                                                                                                          --------

      Technology--4.2%
      Computer Sciences Corporation                                                         6                  435/A/
      International Business Machines Corporation                                           5                  590
      Solectron Corporation                                                                 7                  281/A/
      Synopsys, Inc.                                                                        8                  390/A/
                                                                                                          --------
                                                                                                             1,696
                                                                                                          --------

      Trust/Custody Banks--4.5%
      Northern Trust Corporation                                                           10                  675
      State Street Corporation                                                              8                  775
      Wilmington Trust Corporation                                                          8                  365
                                                                                                          --------
                                                                                                             1,815
                                                                                                          --------
      Total Common Stock and Equity Interests (Identified Cost--$38,806)                                    39,310
      --------------------------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                                                      Shares/Par             Value
      --------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--2.3%
      State Street Corporation
         3.50%, dated 3/31/00, to be repurchased at
         $907 on 4/3/00 (Collateral: $915 Fannie Mae
         mortgage-backed securities, 6.195%, due
         12/27/00, value $926)                                                       $    907             $    907
                                                                                                          --------
      Total Repurchase Agreements (Identified Cost-- $907)                                                     907
      --------------------------------------------------------------------------------------------------------------------
      Total investments-- 99.9% (identified cost-- $39,713)                                                 40,217
      Other assets less liabilities-- 0.1%                                                                      41
                                                                                                          --------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
         3,419 PrimaryClass shares outstanding                                       $ 33,840
           954 Class A shares outstanding                                               9,704
             1 Navigator Class share outstanding                                            5
      Accumulated net realized gain/(loss) on investments                              (3,795)
      Unrealized appreciation/(depreciation) of investments                               504
                                                                                     --------
      Net assets-- 100.0%                                                                                 $ 40,258
                                                                                                          ========

      Net asset value per share:
         Primary Class                                                                                       $9.18
                                                                                                             =====
         Navigator Class                                                                                     $9.29
                                                                                                             =====
         Net asset value and redemption price per share-- Class A                                            $9.28
                                                                                                             =====
      Maximum offering price per share:
         Class A                                                                                             $9.74
                                                                                                             =====
      --------------------------------------------------------------------------------------------------------------------

      /A/  Non-income producing.

      See notes to financial statements.

Statements of Operations
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                                                           U.S.
                                                      American Leading  Balanced   Small-Capitalization
                                                      Companies Trust    Trust        Value Trust        Financial Services Fund
                                                      -------------------------------------------------  -----------------------
                                                                                                         3 Months
                                                       Year Ended      Year Ended      Year Ended          Ended     Year Ended
                                                         3/31/00         3/31/00         3/31/00        3/31/00/A/   12/31/99/B/
      --------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends                                         $  3,514         $  549         $   868         $   160      $   568
      Interest                                               687          1,092             168               5            2
                                                        --------         ------         -------         -------      -------
           Total investment income                         4,201          1,641           1,036             165          570

Expenses:
      Management fee                                       2,386            356             607              88          376
      Distribution and service fees                        3,181            356             713              72          301
      Transfer agent and shareholder
           servicing expense                                 201             36              80               8           29
      Audit and legal fees                                    47             29              33              14           55
      Custodian fee                                          101             50             172              20           80
      Directors' fees                                          5              5               8               2           37
      Organization expense                                    --             17               9              --           --
      Registration fees                                       33             20              23              16           52
      Reports to shareholders                                 85             26              32               6           13
      Other expenses                                           8             --               2               1           14
                                                        --------         ------         -------         -------      -------
                                                           6,047            895           1,679             227          957
      Less fees waived                                        --            (14)           (259)            (44)        (187)
                                                        --------         ------         -------         -------      -------
           Total expenses, net of waivers                  6,047            881           1,420             183          770
                                                        --------         ------         -------         -------      -------
      Net Investment Income/(Loss)                        (1,846)           760            (384)            (18)        (200)
                                                        --------         ------         -------         -------      -------

Net Realized and Unrealized Gain/(Loss) on Investments:

      Realized gain/(loss) on investments                    888            724             670          (2,380)      (1,415)
      Change in unrealized appreciation/
           (depreciation) of investments                 (23,480)           222          (2,521)          1,846       (2,359)
                                                        --------         ------         -------         -------      -------
      Net Realized and Unrealized Gain/
           (Loss) on Investments                         (22,592)           946          (1,851)           (534)      (3,774)
      --------------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting
           From Operations                              $(24,438)        $1,706         $(2,235)        $  (552)     $(3,974)
      --------------------------------------------------------------------------------------------------------------------------

      /A/ The year end for Financial Services Fund changed from December 31 to
          March 31.
      /B/ Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund (see Note 6).


      See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                                        American Leading
                                                                         Companies Trust           Balanced Trust
                                                                   ------------------------    -----------------------
                                                                   Year Ended    Year Ended    Year Ended   Year Ended
                                                                    3/31/00       3/31/99       3/31/00      3/31/99
      ----------------------------------------------------------------------------------------------------------------
Change in Net Assets:

      Net investment income/(loss)                                  $ (1,846)    $   (818)    $    760      $ 1,097

      Net realized gain/(loss) on investments                            888        8,963          724         (841)

      Change in unrealized appreciation/
         (depreciation) of investments                               (23,480)      37,543          222       (1,810)
      ----------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
         from operations                                             (24,438)      45,688        1,706       (1,554)
      Distributions to shareholders:
         From net investment income:
           Primary Class                                                  --           --       (1,150)        (902)
           Class A                                                        NA           NA           NA           NA
           Navigator Class                                                NA           --           NA           NA
         In excess of net investment income:
           Primary Class                                                  --           --         (107)          --
           Class A                                                        NA           NA           NA           NA
           Navigator Class                                                NA           --           NA           NA
         From net realized gain on investments:
           Primary Class                                              (5,587)      (8,688)          --         (490)
           Class A                                                        NA           NA           NA           NA
           Navigator Class                                                NA           --           NA           NA
         In excess of net realized gain on investments:
           Primary Class                                                  --           --           --           --
           Class A                                                        NA           NA           NA           NA
           Navigator Class                                                NA           --           NA           NA
      Change in net assets from Fund share transactions:
           Primary Class                                              38,774       51,631      (19,323)      11,085
           Class A                                                        NA           NA           NA           NA
           Navigator Class                                                NA          (82)          NA           NA
      ----------------------------------------------------------------------------------------------------------------
      Change in net assets                                             8,749       88,549      (18,874)       8,139

Net Assets:
      Beginning of period                                            288,957      200,408       55,900       47,761
      ----------------------------------------------------------------------------------------------------------------
      End of period                                                 $297,706     $288,957     $ 37,026      $55,900
      ----------------------------------------------------------------------------------------------------------------
      Undistributed net investment income                           $     --     $     --     $     --      $   390
      ----------------------------------------------------------------------------------------------------------------

                                                        U.S. Small-Capitalization
                                                               Value Trust               Financial Services Fund
                                                       -------------------------- -------------------------------------
                                                           Year     6/15/98/A/     3 Months       Year      11/16/98/A/
                                                          Ended        to            Ended        Ended         to
                                                         3/31/00     3/31/99      3/31/00/B/   12/31/99/C/  12/31/98/D/
      -----------------------------------------------------------------------------------------------------------------
Change in Net Assets:

      Net investment income/(loss)                      $  (384)   $   (171)      $   (18)     $  (200)      $    (5)

      Net realized gain/(loss) on investments               670       1,138        (2,380)      (1,415)           --

      Change in unrealized appreciation/
         (depreciation) of investments                   (2,521)    (11,908)        1,846       (2,359)        1,017
      -----------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
         from operations                                 (2,235)    (10,941)         (552)      (3,974)        1,012
      Distributions to shareholders:
         From net investment income:
           Primary Class                                     --          --            --           --            --
           Class A                                           NA          NA            --           --            --
           Navigator Class                                   --          --            --           --            --
         In excess of net investment income:
           Primary Class                                     --          --            --           --            --
           Class A                                           NA          NA            --           --            --
           Navigator Class                                   --          --            --           --            --
         From net realized gain on investments:
           Primary Class                                 (1,413)         --            --           --            --
           Class A                                           NA          NA            --           --            --
           Navigator Class                                   (1)         --            --           --            --
         In excess of net realized gain on investments:
           Primary Class                                 (1,283)         --            --           --            --
           Class A                                           NA          NA            --           --            --
           Navigator Class                                   (1)         --            --           --            --
      Change in net assets from Fund share transactions:
           Primary Class                                  3,609      69,295         3,340       16,732        13,939
           Class A                                           NA          NA          (300)       2,958         7,097
           Navigator Class                                   (4)         50            --            5            --
      -----------------------------------------------------------------------------------------------------------------
      Change in net assets                               (1,328)     58,404         2,488       15,721        22,048

Net Assets:
      Beginning of period                                58,405           1        37,770       22,049             1
      -----------------------------------------------------------------------------------------------------------------
      End of period                                     $57,077     $58,405       $40,258      $37,770       $22,049
      -----------------------------------------------------------------------------------------------------------------
      Undistributed net investment income               $    --     $    --       $    --      $    --       $    --
      -----------------------------------------------------------------------------------------------------------------

      /A/ Commencement of  operations.
      /B/ The year end for  Financial  Services fund changed from December 31 to March 31.
      /C/ Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund (see Note 6). /D/ The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund's predecessor.

      NA -- Not applicable.

      See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.


     Contained below is per share operating performance data for a Primary Class share and, with respect to Financial Services Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                       Investment Operations                     Distributions
                                               --------------------------------------  -----------------------------------
                                                                                                                  From
                                   Net Asset        Net      Net Realized     Total      From      In Excess       Net
                                     Value,     Investment  and Unrealized     From       Net        of Net     Realized
                                   Beginning   Income/Gain/   (Loss) on    Investment  Investment  Investment    Gain on
                                   of Period      (Loss)     Investments   Operations    Income      Income    Investments
--------------------------------------------------------------------------------------------------------------------------
American Leading Companies Trust
      -- Primary Class
         Years Ended Mar. 31,
          2000                      $20.38      $(.12)         $(1.21)       $(1.33)      $  --      $  --       $ (.36)
          1999                       17.78       (.06)           3.38          3.32          --         --         (.72)
          1998                       14.74       (.04)/A/        4.93          4.89          --         --        (1.85)
          1997                       12.23        .01/A/         3.00          3.01        (.02)        --         (.48)
          1996                       10.18        .07/A/         2.08          2.15        (.10)        --           --

Balanced Trust
      -- Primary Class
         Years Ended Mar. 31,
          2000                      $11.98      $ .20/B/        $ .33         $ .53       $(.27)     $(.04)      $   --
          1999                       12.62        .22/B/         (.56)         (.34)       (.19)        --         (.11)
          1998                       10.16        .21/B/         2.58          2.79        (.21)        --         (.12)
          1997/C/                    10.00        .09/B/          .11           .20        (.04)        --           --

U.S. Small-Capitalization Value Trust
      -- Primary Class
         Year Ended Mar. 31,
          2000                      $ 7.81      $(.05)/F/      $  --         $ (.05)      $  --      $  --       $ (.16)
          1999/G/                    10.00       (.02)/F/       (2.17)        (2.19)         --         --           --
--------------------------------------------------------------------------------------------------------------------------
                                            Distributions                                  Ratios/Supplemental Data
                                      --------------------------          ----------------------------------------------------------
                                      In Excess                                                    Net
                                        of Net                  Net Asset                       Investment              Net Assets,
                                       Realized                   Value,              Expenses Income/(Loss) Portfolio    End of
                                        Gain on        Total      End of  Total     to Average  to Average   Turnover     Period
                                      Investments  Distributions  Period  Return    Net Assets  Net Assets     Rate   (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
American Leading Companies Trust
      -- Primary Class
         Years Ended Mar. 31,
          2000                          $  --         $ (.36)     $18.69  (6.65)%     1.90%       (.58)%      43.5%       $297,706
          1999                             --           (.72)      20.38  19.52%      1.93%       (.37)%      47.6%        288,957
          1998                             --          (1.85)      17.78  35.18%      1.95%/A/    (.28)%/A/   51.4%        200,326
          1997                             --           (.50)      14.74  24.73%      1.95%/A/     .05%/A/    55.7%        104,812
          1996                             --           (.10)      12.23  21.24%      1.95%/A/     .69%/A/    43.4%         76,100

Balanced Trust
      -- Primary Class
         Years Ended Mar. 31,
          2000                          $  --         $ (.31)     $12.20   4.53%      1.85%/B/    1.67%/B/    58.0%       $ 37,026
          1999                             --           (.30)      11.98  (2.69)%     1.85%/B/    1.96%/B/    50.0%         55,900
          1998                             --           (.33)      12.62  27.80%      1.85%/B/    2.08%/B/    34.5%         47,761
          1997/C/                          --           (.04)      10.16   2.02%/D/   1.85%/B,E/  2.52%/B,E/   5.1%/E/      17,948

U.S. Small-Capitalization Value Trust
      -- Primary Class
         Year Ended Mar. 31,
          2000                          $(.15)        $ (.31)     $ 7.45  (1.06)%     1.99%/F/    (.54)%/F/   66.2%       $ 57,046
          1999/G/                          --             --        7.81 (21.90)%/D/  2.00%/F,E/  (.44)%/F,E/ 29.5%/E/      58,365
-----------------------------------------------------------------------------------------------------------------------------------

                                                   Investment Operations                       Distributions
                                         ----------------------------------------   ----------------------------------------
                                                                                                                 From
                              Net Asset     Net        Net Realized       Total       From       In Excess        Net
                                Value,   Investment   and Unrealized      From         Net         of Net      Realized
                              Beginning   Income/     Gain/(Loss) on   Investment   Investment   Investment    Gain on
                              of Period   (Loss)        Investments    Operations     Income        Income    Investments
----------------------------------------------------------------------------------------------------------------------------
Financial Services Fund
      -- Primary Class
         Three Months Ended
          Mar. 31, 2000/H/     $ 9.41    $(.01)/I/       $ (.22)        $ (.23)         $--          $--          $--
         Year Ended Dec. 31,
          1999/J,K/             10.57     (.07)/I/        (1.09)         (1.16)          --           --           --
         Period Ended Dec. 31,
          1998/L,M/             10.00     (.01)/I/          .58            .57           --           --           --

      -- Class A
         Three Months Ended
          Mar. 31, 2000/H/     $ 9.49    $ .01/N/        $ (.22)        $ (.21)         $--          $--          $--
         Year Ended Dec. 31,
          1999/J,K/             10.58       --/N/         (1.09)         (1.09)          --           --           --
         Period Ended Dec. 31,
          1998/L,M/             10.00       --/N/           .58            .58           --           --           --
----------------------------------------------------------------------------------------------------------------------------
                                     Distributions                                        Ratios/Supplemental Data
                              --------------------------            ----------------------------------------------------------------
                               In Excess                                                           Net
                                 of Net                  Net Asset                             Investment              Net Assets,
                                Realized                   Value,                Expenses     Income/(Loss) Portfolio     End of
                                Gain on        Total       End of     Total      to Average    to Average   Turnover      Period
                              Investments  Distributions   Period     Return     Net Assets    Net Assets      Rate   (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund
      -- Primary Class
         Three Months Ended
          Mar. 31, 2000/H/        $--           $--       $ 9.18   (2.44)%/D/    2.25%/I,E/    (.38)%/I,E/   60.9%/E/     $31,397
         Year Ended Dec. 31,
          1999/J,K/                --            --         9.41   (10.97)%      2.25%/I/      (.73)%/I/     27.1%         28,366
         Period Ended Dec. 31,
          1998/L,M/                --            --        10.57    5.70%/D/     2.25%/I,E/    (.11)%/I,E/     --%         14,598

      -- Class A
         Three Months Ended
          Mar. 31, 2000/H/        $--           $--       $ 9.28   (2.21)%/D,O/  1.50%/E,N/     .36%/E,N/    60.9%/E/     $ 8,856
         Year Ended Dec. 31,
          1999/J,K/                --            --         9.49  (10.30)%/O/    1.50%/N/       .01%/N/      27.1%          9,399
         Period Ended Dec. 31,
          1998/L,M/                --            --        10.58    5.80%/D,O/   1.50%/E,N/     .22%/E,N/      --%          7,451
------------------------------------------------------------------------------------------------------------------------------------

/A/ Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 1998, 1997 and 1996, would have been 1.99%, 2.06% and
    2.20%, respectively.
/B/ Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 2000, 1999, and 1998, and for the period October 1, 1996 to March 31, 1997, would have been 1.88%, 1.90%, 2.14%, and 3.03%, respectively.
/C/ For the period October 1, 1996 (commencement of operations) to March 31,
    1997.
/D/ Not annualized.
/E/ Annualized.
/F/ Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended March 31, 2000, and for the period June 15, 1998 to March 31, 1999, would have been 2.35% and 2.38%, respectively.
/G/ For the period June 15, 1998 (commencement of operations) to March 31, 1999. /H/ The year end for Financial Services Fund changed from December 31 to
    March 31.
/I/ Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 2000, 1999, and 1998, would have been 2.73%, 2.73%, and 2.40%, respectively.
/J/ Effective October 5, 1999, Legg MasonFund Adviser ("LMFA") became Financial
    Services Fund's adviser, replacing Bartlett &Co.
/K/ Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund (see Note 6).
/L/ For the period November 16, 1998 (commencement of operations) to December
    31, 1998.
/M/ The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund's predecessor.
/N/ Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 2000, 1999, and 1998, would have been 2.08%, 2.05%, and 1.65%, respectively.
/O/ Excluding sales charge on Class A shares.

See notes to financial statements.

      Notes to Financial Statements
      Legg Mason Investors Trust, Inc.
      (Amounts in Thousands)

      --------------------------------------------------------------------------

1. Significant Accounting Policies:

           The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of the American Leading Companies Trust ("American Leading Companies"), the Balanced Trust ("Balanced Trust"), the U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") and the Financial Services Fund ("Financial Services") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

           Each Fund consists of two classes of shares:Primary Class and Navigator Class. The Navigator Class shares of American Leading Companies were redeemed on December 3, 1998. The Navigator Class of Balanced Trust has not commenced operations. Information about the Navigator Classes of U.S. Small-Cap and Financial Services, offered to certain institutional investors, is contained in a separate report to their shareholders. Financial Services has an additional class of shares: Class A. The income and expenses of American Leading Companies and U.S. Small-Cap are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Financial Services' Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation

           Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

           Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

      Investment Income and Distributions to Shareholders

           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are determined at the class level. Dividends from net investment income, if available, will be paid annually for American Leading Companies, U.S. Small-Cap and Financial Services, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      --------------------------------------------------------------------------
      Security Transactions

           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2000, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                       Receivable for          Payable for
                                      Securities Sold      Securities Purchased
      -------------------------------------------------------------------------
      American Leading Companies          $ 338                   $1,435
      Balanced Trust                         --                       --
      U.S. Small-Cap                      1,002                      435
      Financial Services                     --                       --

      Deferred Organizational Expenses

           Deferred organizational expenses of $86 for Balanced Trust and $43 for U.S. Small-Cap are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

      Federal Income Taxes

           No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

      Use of Estimates

           Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

           For the year ended March 31, 2000, investment transactions (excluding short-term investments) were as follows:

                                              Purchases      Proceeds From Sales
      --------------------------------------------------------------------------
      American Leading Companies              $181,176            $131,368
      Balanced Trust                            27,055              46,063
      U.S. Small-Cap                            46,742              44,652
      Financial Services                         7,575               5,481

           At March 31, 2000, cost, gross unrealized appreciation and gross unrealized depreciation for federal income tax purposes for each Fund were as follows:

                                                                                       Net
                                                                                  Appreciation/
                                         Cost      Appreciation    Depreciation  (Depreciation)
-----------------------------------------------------------------------------------------------
      American Leading Companies       $235,297       $89,814        $(26,097)       $63,717
      Balanced Trust                     33,362         4,995          (1,328)         3,667
      U.S. Small-Cap                     70,883         3,319         (17,756)       (14,437)
      Financial Services                 39,736         4,244          (3,763)           481

     Legg Mason Investors Trust, Inc.
     (Amounts in Thousands)

     ---------------------------------------------------------------------------

           At March 31, 2000, Balanced Trust and Financial Services had capital loss carryforwards for federal income tax purposes of $109 and $3,772, respectively, which expire in 2007 and 2008.

3. Repurchase Agreements:

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFAprovides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at an annual rate of each Fund's respective average daily net assets.

            LMFA has agreed to waive its fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund's average daily net assets as shown in the following chart:

                                                                                       Year Ended
                                                                                     March 31, 2000* At March 31, 2000
                                                                                     --------------- -----------------
                                        Management      Expense   Expense Limitation   Management        Management
      Fund                                  Fee       Limitation    Expiration Date    Fees Waived      Fees Payable
      ----------------------------------------------------------------------------------------------------------------
      American Leading Companies
        Primary Class                       0.75%        1.95%      Indefinitely          $  0              $184
      Balanced Trust
        Primary Class                       0.75%        1.85%      July 31, 2000           14                23
      U.S. Small-Cap
        Primary Class                       0.85%        2.00%      July 31, 2000          259                 8
        Navigator Class                     0.85%        1.00%      July 31, 2000          N.M.              N.M.
      Financial Services
        Primary Class                       1.00%        2.25%       May 1, 2000            29                13
        Class A                             1.00%        1.50%       May 1, 2000             9                 4
        Navigator Class                     1.00%        1.25%       May 1, 2000            --                --

      ----------
      *With respect to Financial Services, these figures are for the three months ended March 31, 2000.
      N.M. -- Not meaningful.

           Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 662/3% of the fee received by LMFA.

      --------------------------------------------------------------------------

           Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.

           Prior to October 5, 1999, Bartlett &Co. served as investment adviser to Financial Services, under compensation arrangements substantially similar to those with the current adviser. For its services during the fiscal year ended December 31, 1998, and for the period January 1, 1999 through October 4, 1999, the Fund paid the adviser a fee of 1.00% of its average daily net assets, net of any waivers.

           Gray, Seifert & Co., Inc. serves as investment sub-adviser to Financial Services pursuant to a Sub-Advisory Agreement which was approved by the Board of Directors. Gray, Seifert is responsible for the actual investment activity of the Fund. LMFA pays Gray, Seifert a fee, computed daily and payable monthly, at the rate of 60% of the monthly fee actually paid to LMFA by Financial Services under the Agreement, taking into account any fee waiver arrangements in effect.

           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's (and, with respect to Financial Services, Class A's) average daily net assets, computed daily and payable monthly as follows:

                                                                      Year Ended March 31, 2000*      At March 31, 2000
                                                                      --------------------------  ------------------------
                                            Distribution     Service   Distribution and Service   Distribution and Service
      Fund                                       Fee           Fee            Fees Waived             Fees Payable
      --------------------------------------------------------------------------------------------------------------------
      American Leading Companies                 0.75%        0.25%              $--                      $245
      Balanced Trust                             0.50%        0.25%               --                        23
      U.S. Small-Cap                             0.75%        0.25%               --                        49
      Financial Services
        Primary Class                            0.75%        0.25%                3                        23
        Class A                                     NA        0.25%                3                         0

      ----------
      *With respect to Financial Services, these figures are for the three months ended March 31, 2000.
      NA -- Not applicable.

           No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended March 31, 2000.

           Legg Mason has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the period ended March 31, 2000:
      American Leading Companies, $68; Balanced Trust, $13; U.S. Small-Cap, $25; and Financial Services, $7.

           LMFA, Legg Mason, Bartlett, Brandywine and Gray, Seifert &Co., Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

     Legg Mason Investors Trust, Inc.
     (Amounts in Thousands)

     ---------------------------------------------------------------------------

5. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended March 31, 2000, the Funds had no borrowings under the Credit Agreement.

6. Acquisition of Bartlett Financial Services Fund:

           Effective October 5, 1999, Financial Services acquired all of the assets and assumed all of the liabilities of the Bartlett Financial Services Fund ("Bartlett Fund"), a series of Bartlett Capital Trust (an open-end management company), pursuant to a plan of conversion and termination approved by Bartlett Fund's shareholders on September 23, 1999. The shareholders of Bartlett Fund received shares of Financial Services equal to the number and aggregate net asset value (and corresponding class) of their shares in the Bartlett Fund.

           The acquisition was treated as a tax-free reorganization and accordingly, any unrealized appreciation or depreciation on the securities on the date of the acquisition was treated as a non-taxable event by the Bartlett Fund. As such, Financial Services' basis in the securities acquired reflected their historical cost basis as of the date of transfer. The net assets and net unrealized depreciation of the Bartlett Fund as of October 5, 1999, were $37,391 and $3,414, respectively.

           The Bartlett Fund's investment objectives, policies and restrictions were identical to those of Financial Services, which had no operations prior to October 5, 1999. For financial reporting purposes, the Bartlett Fund's operating history prior to the acquisition is reflected in the financial statements and financial highlights of Financial Services.

7. Fund Share Transactions:

           At March 31, 2000, there were 250,000, 125,000, 50,000, and 125,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies Trust, Balanced Trust, U.S. Small-Cap and Financial Services, respectively. At March 31, 2000, there were 125,000 shares authorized at $.001 par value for Class A of Financial Services and there were 50,000 and 125,000 shares authorized at $.001 par value for

      --------------------------------------------------------------------------

      the Navigator Classes of U.S. Small-Cap and Financial Services, respectively. Share transactions were as follows:

                                                                   Reinvestment
                                                   Sold          of Distributions      Repurchased          Net Change
                                            -------------------  ----------------   -----------------  -------------------
                                             Shares     Amount    Shares  Amount     Shares   Amount    Shares     Amount
      --------------------------------------------------------------------------------------------------------------------
      American Leading Companies
      --Primary Class
        Year Ended March 31, 2000            5,496    $108,290      273   $5,499   (4,021)   $(75,015)   1,748    $ 38,774
        Year Ended March 31, 1999            4,801      84,561      502    8,514   (2,390)    (41,444)   2,913      51,631
      --Navigator Class
        Period Ended December 31, 1998/A/       --    $    --        --   $   --       (5)   $    (82)      (5)   $   (82)

      Balanced Trust
      --Primary Class
        Year Ended March 31, 2000              571    $ 6,855       103   $1,218   (2,306)   $(27,396)  (1,632)   $(19,323)
        Year Ended March 31, 1999            2,261     27,489       112    1,362   (1,492)    (17,766)     881      11,085

      U.S. Small-Cap
      --Primary Class
        Year Ended March 31, 2000            4,100    $35,126       318   $2,663   (4,236)   $(34,180)     182    $  3,609
        Period Ended March 31, 1999/B/       9,383     85,160        --       --   (1,909)    (15,865)   7,474      69,295
      --Navigator Class
        Year Ended March 31, 2000                2    $    20        --   $   --       (3)   $    (24)      (1)   $     (4)
        Period Ended March 31, 1999/C/           5         50        --       --       --          --        5          50

      Financial Services Fund
      --Primary Class
        Period Ended March 31, 2000/D/         666    $ 5,598        --   $   --     (262)   $ (2,258)     404    $  3,340
        Year Ended December 31, 1999/E/      2,363     23,769        --       --     (729)     (7,037)   1,634      16,732
        Period Ended December 31, 1998/F,G/  1,388     14,009        --       --       (7)        (70)   1,381      13,939
      --Class A
        Period Ended March 31, 2000/D/          41    $   364        --   $   --      (77)   $   (664)     (36)   $   (300)
        Year Ended December 31, 1999/E/        492      4,979        --       --     (206)     (2,021)     286       2,958
        Period Ended December 31, 1998/F,G/    706      7,112        --       --       (2)        (15)     704       7,097
      --Navigator Class
        Period Ended March 31, 2000/D/          --    $    --        --   $   --       --    $     --       --    $     --
        Period Ended December 31, 1999/E,H/      1          5        --       --       --          --        1           5
      ------------------------------------------------------------------------------------------------------------------------------

      /A/ The Navigator Class shares of AmericanLeading Companies were redeemed on December 3, 1998.
      /B/ For the period June 15, 1998 (commencement of sale of Primary Class)
          to March 31, 1999.
      /C/ For the period June 19, 1998 (commencement of sale of Navigator
          Class) to March 31, 1999.
      /D/ For the period January 1, 2000 to March 31, 2000
      /E/ Includes financial information for Legg Mason Financial Services
          Fund and its predecessor, Bartlett Financial Services Fund (see
          Note 6).
      /F/ For the period November 16, 1998 to December 31, 1998.
      /G/ The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund , Legg Mason Financial Services Fund's predecessor.
      /H/ For the period October 7, 1999 to December 31,1999.

Report of Ernst & Young LLP, Independent Auditors



To the Shareholders and Board of Directors of Legg Mason Investors Trust, Inc.:

     We have audited the accompanying statements of net assets of Legg Mason Investors Trust, Inc. (comprised of the American Leading Companies Trust, Balanced Trust, U.S. Small-Capitalization Value Trust and Financial Services
Fund) (the "Funds") as of March 31, 2000, and the related statements of operations, statements of changes in net assets, and financial highlights (Primary Class) for each of the periods presented therein with respect to the American Leading Companies Trust,BalancedTrust and U.S. Small-Capitalization Value Trust, and the statements of operations, statements of changes in net assets and the financial highlights(Primary Class and Class A) for the period ended March 31, 2000, and the year ended December 31, 1999, with respect to the Financial Services Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Financial Services Fund for the period November 16, 1998 (commencement of operations) through December 31, 1998, were audited by other auditors whose report dated February 5, 1999, expressed an unqualified opinion on those financial statements and financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Legg Mason Investors Trust, Inc. at March 31, 2000, the results of operations, the changes in net assets, and financial highlights (Primary Class) for each of the periods presented therein with respect to the American Leading Companies Trust,Balanced Trust and U.S. Small-Capitalization Value Trust, and the results of operations, the changes in net assets, and financial highlights (Primary Class and Class A) for the period ended March 31, 2000, and the year ended December 31, 1999, with respect to the Financial Services Fund, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
May 3, 2000

[LEGG MASON FUNDS LOGO]
The Art of Investing/SM/

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

--------------------------------------------------------------------------------
Equity Funds:                              Specialty Funds:
--------------------------------------------------------------------------------
Value Trust, Inc.                          Market Neutral Trust
Special Investment Trust, Inc.             Balanced Trust
Total Return Trust, Inc.                   Financial Services Fund
American Leading Companies                 Opportunity Trust
  Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
  Value Trust

--------------------------------------------------------------------------------
Global Funds:                              Taxable Bond Funds:
--------------------------------------------------------------------------------
Global Income Trust                        U.S. Government Intermediate-Term
Europe Fund                                  Portfolio
International Equity Trust                 Investment Grade Income Portfolio
Emerging Markets Trust                     High Yield Portfolio


--------------------------------------------------------------------------------
Tax-Free Bond Funds:                       Money Market Funds:
--------------------------------------------------------------------------------
Tax-Free Intermediate-Term                 U.S. Government Money Market
  Income Trust                               Portfolio
Maryland Tax-Free Income Trust             Cash Reserve Trust
Pennsylvania Tax-Free Income Trust         Tax Exempt Trust, Inc.

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Advisers
      For American Leading Companies Trust:
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

      For Balanced Trust:
      Bartlett & Co.
      Cincinnati, OH

      For Financial Services Fund:
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

      For U.S. Small-Cap Value Trust:
      Brandywine Asset Management,Inc.
      Wilmington, DE

Investment Sub-Adviser for Financial Services Fund
      Gray, Seifert &Co., Inc.
      New York, New York

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Nelson A. Diaz
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      G. Peter O'Brien
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst & Young LLP
      Philadelphia, PA

      This report is not to be distributed unless preceded or accompanied by a prospectus.


              Legg Mason Wood Walker, Incorporated

           -----------------------------------------

                        100 Light Street
             P.O. Box 1476, Baltimore, MD 21203-1476
                        410 o 539 o 0000

LMF-013
5/00